Exhibit 10.9

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE THE COMPANY CUSTOMARILY AND ACTUALLY TREATS THAT INFORMATION AS PRIVATE OR CONFIDENTIAL AND THE OMITTED INFORMATION IS NOT MATERIAL.

EXECUTION VERSION

AMENDMENT AND RESTATEMENT DEED

RELATING TO A RM13,000,000,000 MURABAHAH TERM

FACILITY (AND AN ACCORDION FACILITY)

MURABAHAH FACILITY AGREEMENT DATED 15 MAY 2025

dated 10 September 2026

between

WG DATA HUB SDN. BHD.

as Company

DAYONE DATA CENTERS MALAYSIA I SDN. BHD.

DAYONE DATA CENTERS MALAYSIA II SDN. BHD.

DAYONE DATA CENTERS MALAYSIA III SDN. BHD.

(together with the Company)

collectively as Original Customers and Original Guarantors

MAYBANK INVESTMENT BANK BERHAD,

STANDARD CHARTERED BANK (SINGAPORE) LIMITED,

UNITED OVERSEAS BANK LIMITED,

UNITED OVERSEAS BANK (MALAYSIA) BHD,

OVERSEA-CHINESE BANKING CORPORATION LIMITED,

OCBC AL-AMIN BANK BERHAD,

CIMB INVESTMENT BANK BERHAD

and

CIMB BANK BERHAD, SINGAPORE BRANCH

as Mandated Lead Arrangers, Joint Coordinators and Green Financing Coordinators

THE ORIGINAL MURABAHAH FINANCIERS – UPSIZE MURABAHAH FACILITY

listed in Schedule 3

MAYBANK INVESTMENT BANK BERHAD

as the Murabahah Facility Agent

Level 21, The Gardens South Tower

Mid Valley City, Lingkaran Syed Putra

59200 Kuala Lumpur, Malaysia

Telephone: + (60 3) 2298 7888

Facsimile: + (60 3) 2282 2669

(LCH/LTN/BCN#591722698)

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AMENDMENT AND RESTATEMENT DEED

This Deed is dated 10 September 2026 and made between:

(1)

WG DATA HUB SDN. BHD. (Registration No. 202301048472 (1542386-H)), a company incorporated in Malaysia and having its registered address at Level 21, Suite 21.01, The Gardens South Tower, Mid Valley City, Lingkaran Syed Putra, 59200 Kuala Lumpur, Wilayah Persekutuan, Malaysia (“Company”);

(2)	THE SUBSIDIARIES OF THE COMPANY listed in Part I of Schedule 2 (The Original Parties) as original customers together with the Company ( “Original Customers”);

(3)	THE COMPANIES listed in Part II of Schedule 2 (The Original Parties) as original guarantors (“Original Guarantors”);

(4)

MAYBANK INVESTMENT BANK BERHAD, STANDARD CHARTERED BANK (SINGAPORE) LIMITED, UNITED OVERSEAS BANK LIMITED, UNITED OVERSEAS BANK (MALAYSIA) BHD, OVERSEA-CHINESE BANKING CORPORATION LIMITED, OCBC AL-AMIN BANK BERHAD, CIMB INVESTMENT BANK BERHAD and CIMB BANK BERHAD, SINGAPORE BRANCH as mandated lead arrangers and bookrunners (collectively, “Mandated Lead Arrangers”);

(5)

MAYBANK INVESTMENT BANK BERHAD, STANDARD CHARTERED BANK (SINGAPORE) LIMITED, UNITED OVERSEAS BANK LIMITED, UNITED OVERSEAS BANK (MALAYSIA) BHD, OVERSEA-CHINESE BANKING CORPORATION LIMITED, OCBC AL-AMIN BANK BERHAD, CIMB INVESTMENT BANK BERHAD and CIMB BANK BERHAD, SINGAPORE BRANCH as green financing coordinators (collectively, “Green Financing Coordinators”);

(6)

MAYBANK INVESTMENT BANK BERHAD, STANDARD CHARTERED BANK (SINGAPORE) LIMITED, UNITED OVERSEAS BANK LIMITED, UNITED OVERSEAS BANK (MALAYSIA) BHD, OVERSEA-CHINESE BANKING CORPORATION LIMITED, OCBC AL-AMIN BANK BERHAD, CIMB INVESTMENT BANK BERHAD and CIMB BANK BERHAD, SINGAPORE BRANCH as joint coordinators (collectively, “Joint Coordinators”);

(7)

THE FINANCIAL INSTITUTIONS listed in Schedule 3 (The Original Murabahah Financiers – Upsize Murabahah Facility) as the original Murabahah financiers in respect of the Upsize Murabahah Facility (“Original Murabahah Financiers – Upsize Murabahah Facility”); and

(8)	MAYBANK INVESTMENT BANK BERHAD as facility agent of the Murabahah Financiers (“Murabahah Facility Agent”).

RECITALS

A.

By a Murabahah facility agreement dated 15 May 2025 (“Murabahah Facility Agreement”) made between, amongst others, (1) the Original Customers, (2) the Original Guarantors, (3) the Mandated Lead Arrangers, (4) the Joint Coordinators, (5) the Murabahah Facility Agent, the Financiers (as defined therein) have agreed to make available to the Original Customers a Murabahah facility of up to Ringgit Malaysia Seven Billion and Five Hundred Million (RM7,500,000,000.00) (“Initial Murabahah Facility”), upon the terms and subject to the conditions therein.

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B.

At the request of the Original Customers and in addition to the Initial Murabahah Facility, the Financiers have agreed to grant to the Original Customers an upsize Murabahah facility of up to Ringgit Malaysia Five Billion and Five Hundred Million (RM5,500,000,000.00) (“Upsize Murabahah Facility”), upon the terms and subject to the conditions of this Deed.

C.	At the request of the Original Customers, the Financiers have agreed to amend and restate the terms of the Murabahah Facility Agreement in accordance with the terms of this Deed.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

Terms defined in the Murabahah Facility Agreement and/or the Common Terms Agreement shall, unless otherwise defined in this Deed, have the same meanings when used in this Deed and in addition:

“Amended and Restated Murabahah Facility Agreement” means the Murabahah Facility Agreement as amended and restated in the form set out in Schedule 1 (Amended and Restated Murabahah Facility Agreement).

“Amendment and Restatement Deed (CTA)” means the amendment and restatement deed to the Common Terms Agreement dated      and made between, amongst others, (1) the Original Customers, (2) the Mandated Lead Arrangers, (3) the Joint Coordinators, (4) the Green Financing Coordinators, (5) the Offshore Facility Agent, (6) the Murabahah Facility Agent, (7) the Security Agent and (8) the Common Terms Agent.

“Amendment and Restatement Deed (ICD)” means the amendment and restatement deed to the Intercreditor Deed dated      and made between, amongst others, (1) the Original Customers, (2) the Mandated Lead Arrangers, (3) the Joint Coordinators, (4) the Green Financing Coordinators, (5) the Offshore Facility Agent, (6) the Murabahah Facility Agent, (7) the Security Agent and (8) the Common Terms Agent.

“Effective Date” means the date on which the Amendment and Restatement Deed (CTA) becomes effective in accordance with the terms stipulated therein.

1.2	Interpretation

(a)	The rules of interpretation and currency provisions contained in Clause 1.2 (Construction) of the Murabahah Facility Agreement shall apply to the construction of this Deed.

(b)

Unless contrary indication appears, any reference to the “Original Customers”, “Original Guarantors”, the “Murabahah Facility Agent”, or a “Finance Party” shall be construed so as to include its successors, permitted assigns and permitted transferees.

(c)	Clause and Schedule headings are for ease of reference only.

1.3	Effect as a deed

This Deed shall take effect as a deed even if it is signed under hand by any party hereto.

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2.	AMENDMENTS TO THE TERMS OF THE MURABAHAH FACILITY AGREEMENT

2.1	Amendments to the Murabahah Facility Agreement

(a)	With effect from the Effective Date, the Murabahah Facility Agreement shall be amended and restated in the form set out in Schedule 1 (Amended and Restated Murabahah Facility Agreement).

(b)

Notwithstanding paragraph (a) above, the parties to this Deed agree and acknowledge that the amendments to Clause 7.5(d) (Ibra’ (rebate)) of the Amended and Restated Murabahah Facility Agreement shall be deemed to take effect on and from 15 May 2026 and the reduction of Ibra’ (Rebate) shall be calculated accordingly.

2.2	Confirmation of the Murabahah Facility Agreement

The Original Customers and Original Guarantors confirm that:

(a)	as at the date of this Deed, the terms of the Murabahah Facility Agreement remain in full force and effect; and

(b)	the terms of the Murabahah Facility Agreement as amended by this Deed are in full force and effect from the Effective Date.

3.	CONFIRMATIONS

(a)

Each of the Original Customers and the Original Guarantors confirms that it has knowledge of and consents to the amendment and/or restatement of the Murabahah Facility Agreement with effect from the Effective Date as contemplated in Clause 2 (Amendments to the terms of the Murabahah Facility Agreement).

(b)	Each of the Original Guarantors confirms that:

(i)

its obligations under the guarantee in Clause 14 (Guarantee and indemnity) of the Murabahah Facility Agreement continue in full force and effect and will continue to constitute legal, valid and binding obligations of each of the Original Guarantors, are not and will not be prejudiced, affected or discharged by the execution of this Deed, the amendment and/or restatement of the Murabahah Facility Agreement with effect from the Effective Date; and

(ii)

its obligations under the guarantee in Clause 14 (Guarantee and indemnity) of the Murabahah Facility Agreement will, with effect from the Effective Date, extend in all respects to the obligations of the Original Guarantors under the Amended and Restated Murabahah Facility Agreement and the Finance Documents (as defined therein).

(c)	Each of the Original Customers and Original Guarantors confirms that:

(i)

their obligations under, and the Security created by, the Security Documents to which they are a party continue in full force and effect and will continue to constitute legal, valid and binding obligations of each of the Original Customers and the Original Guarantors, are not and will not be prejudiced, affected or discharged by the execution of this Deed or the amendment of the Murabahah Facility Agreement on the Effective Date except that, with effect from the Effective Date, references to the Murabahah Facility Agreement in the Security Documents to which it is a party shall be construed as references to the Amended and Restated Murabahah Facility Agreement; and

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(ii)

its obligations under, and the Security created by, the Security Documents to which it is a party will, with effect from the Effective Date, extend in all respects to the Amended and Restated Murabahah Facility Agreement.

4.	REPRESENTATIONS AND WARRANTIES

4.1	Representations and Warranties

The Original Customers and the Original Guarantors repeat the Repeating Representations on the date of this Deed and on the Effective Date, in each case, as if the references therein to “this Agreement” were references to this Deed.

4.2	Repetition

The representations and warranties set out in this Clause 4 are deemed to be made by the Original Customers and the Original Guarantors by reference to the facts and circumstances then existing on the date of this Deed and on the Effective Date (as the case may be).

5.	EXPENSES AND INDEMNITY

5.1	Expenses

The Company shall, within ten (10) Business Days (and in the case of legal fees, within thirty (30) Business Days) of demand, and whether or not the Effective Date has occurred, pay or reimburse to each of the Finance Parties for the amount of all costs and expenses (including legal fees) reasonably incurred by the Finance Parties (and, in the case of the Security Agent, by any Receiver or Delegate) in connection with the preparation, negotiation and execution of this Deed and any other documents required in connection with this Deed.

5.2	Indemnity

The Original Customers and the Original Guarantors shall, whether or not the Effective Date has occurred, within ten (10) Business Days of demand, indemnify any Finance Party and any of their respective officers and employees against any cost, loss or liability incurred by any of them or by any of their respective officers, and employees as a result of any breach by any of the Original Customers or the Original Guarantors of the provisions of this Deed or the exercise or purported exercise of any of the rights and powers conferred on them by this Deed.

5.3	Fees

The Company shall pay all fees due from the Company in connection with this Deed in the amount and at the times agreed in a Fee Letter.

6.	MISCELLANEOUS

6.1	Partial Invalidity

If, at any time, any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

6.2	Counterparts

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

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6.3	Construction as one instrument

This Deed shall be construed as supplementing and forming part of the Murabahah Facility Agreement and shall be read accordingly.

6.4	Designation

The Murabahah Facility Agent and each of the Company and the DayOne Companies hereby designate this Deed as a Finance Document.

6.5	Capacity of the Murabahah Facility Agent

The Murabahah Facility Agent confirms that it is executing this Deed on its own behalf and as agent for the Finance Parties and that it has been duly directed and authorised to do so in accordance with Clause 23 (Amendments and Waivers) of the Murabahah Facility Agreement.

7.	GOVERNING LAW

This Deed and any non-contractual obligations arising out of or in connection with this Deed are governed by and shall be construed in accordance with the laws of Malaysia.

8.	ENFORCEMENT

8.1	Jurisdiction

The provisions of Clause 28 (Enforcement) of the Murabahah Facility Agreement shall be incorporated into this Deed as if set out in full in this Deed and as if references in those clauses to “this Agreement” are references to this Deed.

9.	STAMP DUTY

IT IS HEREBY AGREED AND DECLARED THAT:

(a)

this Deed, the Common Terms Agreement and the other Finance Documents – Murabahah Facility (as defined in the Amendment and Restatement Deed (ICD)) are instruments employed in one transaction to secure the sum of the Initial Murabahah Facility being Ringgit Malaysia Seven Billion and Five Hundred Million (RM7,500,000,000) for principal only and all monies accrued and payable under the Initial Murabahah Facility within the meaning of Section 4(3) of the Stamp Act 1949 of Malaysia, and for the purpose of the said section, the Murabahah Facility Agreement is deemed to be the principal instrument and this Deed is deemed to be the subsidiary instrument; and

(b)

this Deed, the Common Terms Agreement and the other Finance Documents – Murabahah Facility are instruments employed in one transaction to secure the sum of the Upsize Murabahah Facility being Ringgit Malaysia Five Billion and Five Hundred Million (RM5,500,000,000.00) only and all monies due and payable thereon within the meaning of Section 4(3) of the Stamp Act 1949, and for the purpose of the said section, this Deed is deemed to be the principal instrument.

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SCHEDULE 1

AMENDED AND RESTATED MURABAHAH FACILITY AGREEMENT

Execution Pages

SCHEDULE 1

WG DATA HUB SDN. BHD.

as Company

DAYONE DATA CENTERS MALAYSIA I SDN. BHD.

DAYONE DATA CENTERS MALAYSIA II SDN. BHD.

DAYONE DATA CENTERS MALAYSIA III SDN. BHD.

(together with the Company)

as Original Customers and Original Guarantors

MAYBANK INVESTMENT BANK BERHAD,

STANDARD CHARTERED BANK (SINGAPORE) LIMITED,

UNITED OVERSEAS BANK (MALAYSIA) BHD,

UNITED OVERSEAS BANK LIMITED,

OVERSEA-CHINESE BANKING CORPORATION LIMITED,

OCBC AL-AMIN BANK BERHAD,

CIMB INVESTMENT BANK BERHAD, and

CIMB BANK BERHAD, SINGAPORE BRANCH

as Mandated Lead Arrangers, Joint Coordinators and Green Financing Coordinators

THE FINANCIAL INSTITUTIONS

listed in Schedule 1

as Original Murabahah Financiers

THE FINANCIAL INSTITUTIONS

listed in Schedule 1

as Original Hedge Counterparties

MAYBANK INVESTMENT BANK BERHAD

as Murabahah Facility Agent

Up to RM13,000,000,000 Term Financing-i Facility and an Accordion Facility

MURABAHAH FACILITY AGREEMENT

dated 15 May 2025 as amended and restated by an amendment and restatement deed dated 10 September 2026

Level 21, The Gardens South Tower

Mid Valley City, Lingkaran Syed Putra

59200 Kuala Lumpur, Malaysia

Telephone: + (60 3) 2298 7888 Facsimile: + (60 3) 2282 2669

(LCH/LTN/BCN#552375989)

THIS AGREEMENT is dated 15 May 2025 and as amended and restated by an amendment and restatement deed dated 10 September 2026 and is made between:

(1)

WG DATA HUB SDN. BHD. (Registration No. 202301048472 (1542386-H)), a company incorporated in Malaysia and having its registered address at Level 21, Suite 21.01, The Gardens South Tower, Mid Valley City, Lingkaran Syed Putra, 59200 Kuala Lumpur (“Company”);

(2)	THE ENTITIES listed in Part I of Schedule 1 (The Original Parties) as original customers (together with the Company, “Original Customers”);

(3)	THE ENTITIES listed in Part I of Schedule 1 (The Original Parties) as original guarantors (“Original Guarantors”);

(4)

MAYBANK INVESTMENT BANK BERHAD, STANDARD CHARTERED BANK (SINGAPORE) LIMITED, UNITED OVERSEAS BANK LIMITED, UNITED OVERSEAS BANK (MALAYSIA) BHD, OVERSEA-CHINESE BANKING CORPORATION LIMITED, OCBC AL-AMIN BANK BERHAD, CIMB INVESTMENT BANK BERHAD and CIMB BANK BERHAD, SINGAPORE BRANCH as mandated lead arrangers and bookrunners (collectively, “Mandated Lead Arrangers”);

(5)

MAYBANK INVESTMENT BANK BERHAD, STANDARD CHARTERED BANK (SINGAPORE) LIMITED, UNITED OVERSEAS BANK LIMITED, UNITED OVERSEAS BANK (MALAYSIA) BHD, OVERSEA-CHINESE BANKING CORPORATION LIMITED, OCBC AL-AMIN BANK BERHAD, CIMB INVESTMENT BANK BERHAD and CIMB BANK BERHAD, SINGAPORE BRANCH as joint coordinators (collectively, “Joint Coordinators”);

(6)

MAYBANK INVESTMENT BANK BERHAD, STANDARD CHARTERED BANK (SINGAPORE) LIMITED, UNITED OVERSEAS BANK LIMITED, UNITED OVERSEAS BANK (MALAYSIA) BHD, OVERSEA-CHINESE BANKING CORPORATION LIMITED, OCBC AL-AMIN BANK BERHAD, CIMB INVESTMENT BANK BERHAD and CIMB BANK BERHAD, SINGAPORE BRANCH as green financing coordinators (collectively, “Green Financing Coordinators”);

(7)	THE FINANCIAL INSTITUTIONS listed in Part II of Schedule 1 (The Original Parties) as original murabahah financiers (“Original Murabahah Financiers”);

(8)	THE FINANCIAL INSTITUTIONS listed in Part III of Schedule 1 (The Original Parties) as original hedge counterparties (“Original Hedge Counterparties”); and

(9)	MAYBANK INVESTMENT BANK BERHAD as agent of the Finance Parties (other than itself) (“Murabahah Facility Agent”).

WHEREAS:

(A)

The Original Customers have entered into a common terms agreement dated 15 May 2025, with, among others, the Mandated Lead Arrangers, Maybank Investment Bank Berhad as Common Terms Agent, the Murabahah Facility Agent and the Original Murabahah Financiers which expression shall, where the context so admits, include the amended and restated Common Terms Agreement as amended and restated by an amendment and restatement deed dated 10 September 2026 (“Common Terms Agreement”).

(B)	The Original Customers have requested the Original Murabahah Financiers to provide, and the Original Murabahah Financiers have agreed to provide, to the Original Customers:

(a)

a term financing-i facility of up to the aggregate principal sum of Ringgit Malaysia Seven Billion and Five Hundred Million (RM7,500,000,000) based on Shariah principle of Commodity Murabahah (via a Tawarruq arrangement) (“Initial Murabahah Facility”); and

(b)

an upsize term financing-i facility of up to the aggregate principal sum of Ringgit Malaysia Five Billion and Five Hundred Million (RM5,500,000,000) based on Shariah principle of Commodity Murabahah (via a Tawarruq arrangement) (“Upsize Murabahah Facility”),

(collectively, the “Murabahah Facility”), upon the terms and subject to the conditions set out herein and in the Finance Documents.

IT IS AGREED as follows:

SECTION 1

INTERPRETATION

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement, unless the context requires otherwise, terms defined in the Common Terms Agreement shall bear the same meanings when used herein and, in addition, the terms set out in this Clause 1.1 shall have the meanings described herein:

“Accession Letter” means a document substantially in the form set out in Schedule 6 (Form of Accession Letter).

“Accordion Facility” shall have the meaning given to it in the Common Terms Agreement.

“Accordion Facility Commitment” shall have the meaning given to it in the Common Terms Agreement.

“Accordion Facility Disbursement” means, as the context requires, a disbursement made or to be made under the Accordion Facility or the principal amount outstanding for the time being of that disbursement.

“Accordion Increase” means in respect of an Accordion Increase Request, the amount of the increase in the Murabahah Facility Commitment as allocated by the Common Terms Agent, pursuant to an Accordion Increase Request received from a Customer, in accordance with Clause 2.3 (Increase Accordion Option) and clause 2.2 (Increase Accordion Option) of the Common Terms Agreement.

“Accordion Increase Accession Agreement” shall have the meaning given to it in the Common Terms Agreement.

“Accordion Increase Effective Date” has the meaning given to it in Clause 2.3 (Increase - Accordion Option).

“Accordion Increase Request” shall have the meaning given to it in the Common Terms Agreement.

“Additional Customer” means a company which becomes an Additional Customer in accordance with Clause 15 (Changes to the Obligors).

“Additional Guarantor” means a company which becomes an Additional Guarantor in accordance with Clause 15 (Changes to the Obligors).

“Additional Obligor” means an Additional Customer or an Additional Guarantor.

“Administrative Party” means each of the Mandated Lead Arrangers, each of the Joint Coordinators, each of the Green Financing Coordinators, the Murabahah Facility Agent and the Shariah Advisers.

“Affiliate” means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

“Amendment and Restatement Deed (CTA)” means the amendment and restatement deed to the Common Terms Agreement dated 10 September 2026 and made between, amongst others, (1) the Original Customers, (2) the Mandated Lead Arrangers, (3) the Joint Coordinators, (4) the Green Financing Coordinators, (5) the Offshore Facility Agent, (6) the Murabahah Facility Agent, (7) the Security Agent and (8) the Common Terms Agent.

“Amendment and Restatement Deed (MFA)” means the amendment and restatement deed to this Agreement dated 10 September 2026 and made between (1) the Company, (2) the Original Customers, (3) the Mandated Lead Arrangers, (4) the Joint Coordinators, (5) the Green Financing Coordinators and (6) the Murabahah Facility Agent.

“Availability Period” means:

(a)	in relation to the Initial Murabahah Facility, the period from and including the Original Agreement Date to and including the earlier of:

(i)	the date falling 48 Months after the Original Agreement Date; and

(ii)	the date on which the Murabahah Facility is fully utilised, cancelled or terminated under the provisions of this Agreement and the Common Terms Agreement;

(b)	in relation to the Upsize Murabahah Facility, the period from and including the Effective Date to and including the earlier of:

(i)	the date falling 48 Months after the Original Agreement Date; and

(ii)	the date on which the Murabahah Facility is fully utilised, cancelled or terminated under the provisions of this Agreement and the Common Terms Agreement;

(c)	in relation to the Accordion Facility, the period from and including the Accordion Increase Effective Date to the date as determined in the Accordion Increase Accession Agreement.

“Available Commitment” means, in relation to a Facility, a Financier’s Commitment under that Facility minus:

(a)	the amount of its participation in any outstanding Disbursements under that Facility; and

(b)	in relation to any proposed Utilisation, the amount of its participation in any Disbursements that are due to be made under that Facility on or before the proposed Utilisation Date.

“Available Facility” means, in relation to a Facility, the aggregate for the time being of each Financier’s Available Commitment in respect of that Facility.

“BNM” means Bank Negara Malaysia, the Central Bank of Malaysia for the time being.

“Business Day” has the meaning prescribed in the Common Terms Agreement.

“Ceiling Profit Rate” means fifteen per cent. (15%) per annum.

“Code” means the US Internal Revenue Code of 1986.

“Commitments” means at any time, the Murabahah Facility Commitment (being Ringgit Malaysia Thirteen Billion (RM13,000,000,000) at the date of the Amendment and Restatement Deed (MFA)) and which, subject to an Accordion Increase pursuant to Clause 2.2 (Increase – Accordion Option) of the Common Terms Agreement, may be increased in accordance with Clause 2.2 (Increase – Accordion Option) of the Common Terms Agreement.

“Commodities” means, in relation to the Commodity Murabahah Transaction, any Shariah-compliant commodities at Bursa Suq Al-Sila’ and/or such other independent commodity trading platform acceptable to the Shariah committee of the Murabahah Facility Agent which shall include but not limited to crude palm oil (other than ribawi items in the category of medium of exchange such as currencies, gold, silver and debt instruments).

“Commodity Broker” means an independent commodity trading platform (acceptable to the Shariah Advisers) from whom the Murabahah Facility Agent (on behalf of the Financiers) purchases Commodities which are the subject of the Commodity Murabahah Transaction.

“Commodity Murabahah Transaction” means the valid and binding transaction involving the sale of Commodities by way of Murabahah (via a Tawarruq arrangement) as more particularly set out in Schedule 2 (Commodity Murabahah Transaction).

“Commodity Murabahah Transaction Document” means the Purchase Requisition, Letter of Agency and Commodity Sale Agreement.

“Commodity Sale Agreement” means the valid and binding commodity sale agreement in connection with the sale of Commodities by way of Murabahah (via a Tawarruq arrangement) entered into for the purpose of the Facilities between the Murabahah Facility Agent as seller and the Sale Agent (as agent of the Customers) as purchaser.

“Companies Act” means the Companies Act 2016.

“Cost of Funds” means, in respect of a Financier, the rate to that Financier for obtaining deposits in Ringgit Malaysia at the Relevant Market or such other sources as determined by such Financier for the duration of each Profit Period applicable on the first day of the relevant Profit Period as part of the Financiers’ Sale Price for the Commodity Murabahah Transaction to which shall be added:

(a)

the cost of maintaining statutory reserves, which cost would be passed to its customers generally, as may from time to time be imposed by BNM or any other Governmental Agency having jurisdiction over that Financier; and

(b)	liquidity requirements and/or the cost of complying with any other requirements which affect the cost of funding of that Financier.

“Customer” means an Original Customer or an Additional Customer.

“Default” means an Event of Default or any event or circumstance specified in the Common Terms Agreement which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.

“Disbursement” means a Murabahah Facility Disbursement or an Accordion Facility Disbursement.

“Effective Date” means the date on which the Amendment and Restatement Deed (CTA) becomes effective in accordance with the terms stipulated therein.

“Effective Profit Rate” means in relation to a Disbursement, the percentage rate per annum that is the aggregate of:

(a)	the Margin; and

(b)	KLIBOR,

provided that, the Effective Profit Rate shall not at any time exceed the Ceiling Profit Rate.

“Eligible Commodity Broker” means the commodity broker acceptable to the Shariah committee of the Murabahah Facility Agent (acting on the instructions of the Financiers) to whom the Customers (or, where applicable pursuant to the Letter of Agency, the Sale Agent on behalf of the Customers) will sell the Commodities in accordance with paragraph (F) of Schedule 2 (Commodity Murabahah Transaction).

“Facilities” means the Murabahah Facility and the Accordion Facility and “Facility” shall mean either of them.

“Facility Office” means the office or offices notified by a Financier to the Murabahah Facility Agent in writing on or before the date it becomes a Financier (or, following that date, by not less than five Business Days’ written notice) as the office or offices through which it will perform its obligations under this Agreement.

“FATCA” means:

(a)	sections 1471 to 1474 of the Code or any associated regulations;

(b)

any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or

(c)

any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraph (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.

“FATCA Application Date” means:

(a)	in relation to a “withholdable payment” described in section 1473(1)(A)(i) of the Code (which relates to payments of profits and certain other payments from sources within the US), 1 July 2014; or

(b)

in relation to a “passthru payment” described in section 1471(d)(7) of the Code not falling within paragraph (a) above, the first date from which such payment may become subject to a deduction or withholding required by FATCA.

“FATCA Deduction” means a deduction or withholding from a payment under a Finance Document required by FATCA.

“FATCA Exempt Party” means a Party that is entitled to receive payments free from any FATCA Deduction.

“Fee Letter” means any letter or letters referring to this Agreement or the Facilities between one or more Administrative Parties and the Company setting out any of the fees referred to in Clause 11 (Fees).

“Final Maturity Date” means the date which is sixty (60) Months from the Original Agreement Date and if such date is not a Business Day, the Final Maturity Date shall be the immediately preceding Business Day.

“Finance Document” means this Agreement, the Security Documents, the Intercreditor Deed, the Common Terms Agreement, the Hedging Agreements, any Accession Letter, the Commodity Murabahah Transaction Document, any Fee Letter, any Utilisation Request, any Selection Notice, any Accordion Increase Accession Agreement and any other document designated as such by the Murabahah Facility Agent and the Company.

“Finance Party” means each an Administrative Party, a Financier or a Hedge Counterparty.

“Financial Close Date” means the Business Day on which the Common Terms Agent notifies the Company and the Finance Parties that all the conditions precedent referred to in schedule 2 (Conditions Precedent) of the Common Terms Agreement have either been satisfied or waived.

“Financier” means:

(a)	any Murabahah Financier; and

(b)

any Accordion Financier, any bank, financial institution, trust, fund or other entity which has become a Party in accordance with clause 19 (Changes to the Finance Parties) of the Common Terms Agreement.

“Financiers’ Purchase Price” means, in respect of the Commodity Murabahah Transaction, the purchase price paid by the Murabahah Facility Agent (on behalf of the Financiers) to the Commodity Broker in connection with the purchase of Commodities in accordance with paragraph (C) of Schedule 2 (Commodity Murabahah Transaction), such amount, in the case of the first Commodity Murabahah Transaction, being equal to the Commitments.

“Financiers’ Sale Price” means, in respect of the Commodity Murabahah Transaction, the aggregate of:

(a)	the Financiers’ Purchase Price of the Commodity Murabahah Transaction; and

(b)	the Profit Portion on the Disbursement(s) calculated based on the Ceiling Profit Rate.

“FSM 2022” has the meaning given to it in Clause 28.1 (Jurisdiction).

“Funding Rate” means any individual rate notified by a Financier to the Murabahah Facility Agent pursuant to paragraph (a)(ii) of Clause 10.3 (Cost of funds).

“Governmental Agency” means any government or any governmental agency, semi-governmental or judicial entity or authority (including any stock exchange or any self-regulatory organisation established under statute).

“Guarantor” means an Original Guarantor or an Additional Guarantor.

“Guidelines on Ibra’ (rebate) for Sale-Based Financing” means the Guidelines on Ibra’ (rebate) for Sale-Based Financing issued by BNM or any other applicable guidelines which may be issued by BNM from time to time.

“Hedge Counterparty” means any Original Hedge Counterparty and (at the time the relevant Hedging Agreement is entered into) an Affiliate thereof, an Accordion Financier or its Affiliate, which has become a Hedge Counterparty in accordance with clause 19.15 (Accession of Hedge Counterparties) of the Common Terms Agreement and which is or has become a party to the Intercreditor Deed in accordance with the provisions of the Intercreditor Deed, which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement or other Finance Documents.

“Hedging Agreement” means any master agreement, confirmation, transaction, schedule or other agreement entered into or to be entered into by the Company and/or any other Customer with a Hedge Counterparty in relation to the Hedging Arrangements.

“Hedging Arrangements” means the hedging transactions entered into between the Company and/or any other Customer with the Hedge Counterparties in relation to hedging of exposures to fluctuations of profit rate and currency exchange rate in respect of the Facilities, upon the terms and subject to the conditions of the Hedging Agreements.

“Holding Company” means, in relation to a person, any other person in respect of which it is a Subsidiary.

“Indirect Tax” means any sales and service tax, goods and services tax, consumption tax, value added tax or any tax of a similar nature.

“Initial Murabahah Facility Commitment” means:

(a)

in relation to an Original Murabahah Financier the amount set opposite its name under the heading “Initial Murabahah Facility Commitment” in Part II of Schedule 1 (The Original Parties) and the amount of any other Initial Murabahah Facility Commitment transferred to it under this Agreement; and

(b)

in relation to any other Financier, the amount of any Initial Murabahah Facility Commitment transferred to it by an Original Murabahah Financier or any other Murabahah Financier under the Common Terms Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement.

“Interpolated Screen Rate” means the rate (rounded upwards to four decimal places) which results from interpolating on a linear basis between:

(a)	the applicable Screen Rate for the longest period (for which that Screen Rate is available) which is less than the Profit Period of that Disbursement; and

(b)	the applicable Screen Rate for the shortest period (for which that Screen Rate is available) which exceeds the Profit Period of that Disbursement,

as at 11:00 am on the relevant day.

“Islamic Financial Services Act” means the Islamic Financial Services Act, 2013.

“KLIBOR” means, in relation to any Disbursement:

(a)	the applicable Screen Rate as at 11:00 a.m. on Quotation Day; or

(b)	as otherwise determined pursuant to Clause 10.1 (Unavailability of Screen Rate),

and if, in either case, that rate is less than zero, KLIBOR shall be deemed to be zero.

“Letter of Agency” means the letter to be issued by the Obligors’ Agent in favour of the Sale Agent or a third party acceptable to the Murabahah Facility Agent substantially in the form set out in Schedule 5 (Form of Letter of Agency).

“LME” means the London Metal Exchange Limited (or its successor company).

“LME Rules” means the rules and regulations (as the same may be amended or supplemented from time to time) of the LME.

“Majority Financiers” means:

(a)

if there is no Disbursement then outstanding, a Financier or Financiers whose Commitments aggregate more than sixty-six and two thirds per cent. (66 2⁄3%) of the Commitments (or, if the Commitments have been reduced to zero, aggregated more than sixty-six and two thirds per cent. (66 2⁄3%) of the Commitments immediately prior to the reduction); or

(b)

at any other time, a Financier or Financiers whose participation in the Disbursements then outstanding aggregate more than sixty-six and two thirds per cent. (66 2⁄3%) of the Disbursements then outstanding.

“Margin” means two point four per cent. (2.40%) per annum, or:

(a)

upon the occurrence of the DayOne Parent IPO, two point two five per cent. (2.25%) per annum effective from the immediate next Profit Period. For the avoidance of doubt, if the DayOne Parent is delisted or ceases to be listed on any such stock exchange, the Margin shall revert back to two point four per cent. (2.40%) per annum commencing from the immediate next Profit Period at that time; or

(b)

if the Net Leverage Ratio (as confirmed by the Company in the then latest Compliance Certificate provided to the Common Terms Agent) is five point five (5.50) times or below, two point two five per cent. (2.25%) effective from the immediate next Profit Period. For the avoidance of doubt, if the Net Leverage Ratio thereafter falls above five point five (5.5) times (as confirmed by the Company in any subsequent Compliance Certificate provided to the Common Terms Agent), the Margin shall revert back to two point four per cent. (2.4%) commencing from the immediate next Profit Period at that time; or

(c)

upon the occurrence of the DayOne Parent IPO and if the Net Leverage Ratio (as confirmed by the Company in the then latest Compliance Certificate provided to the Common Terms Agent) is five point five (5.50) times or below, two point one per cent (2.10%) per annum commencing from the immediate next Profit Period at that time.

For the avoidance of doubt, if:

(i)

any one of the conditions in paragraphs (a) and (b) above is no longer satisfied following the reduction of Margin in paragraph (c) above, the Margin shall revert to two point two five per cent (2.25%) per annum commencing from the immediate next Profit Period at that time; or

(ii)

both the conditions in paragraphs (a) and (b) above are no longer satisfied following the reduction of Margin in paragraph (c) above, the Margin shall revert to two point four per cent (2.40%) per annum commencing from the immediate next Profit Period at that time.

“Maximum Ta’widh Rate” means up to one per cent. (1.0%) per annum or, if a different maximum rate is imposed by BNM under any applicable guidelines, then up to such maximum rate.

“Month” means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

(a)

(subject to paragraph (c) below) if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;

(b)	if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and

(c)

a Profit Period for any Disbursement shall begin on the date of the relevant Disbursement and end on the 15th of the calendar month in which that Profit Period is to end (or any other date as may be agreed by the Common Terms Agent), subject to Business Day convention.

The above rules will only apply to the last Month of any period.

“Murabahah” has the meaning given to that term in the Murabahah policy document issued by BNM on 23 December 2013 (as amended, supplemented or substituted from time to time).

“Murabahah Facility Commitments” means collectively, the Initial Murabahah Facility Commitment and the Upsize Murabahah Facility Commitment and references to “Murabahah Facility Commitment” shall be construed accordingly.

“Murabahah Facility Disbursement” means, as the context requires, a disbursement made or to be made under the Murabahah Facility of the relevant Principal Portion (or part thereof) or the principal amount outstanding for the time being of that disbursement.

“Murabahah Financier” means:

(a)	any Original Murabahah Financier; and

(b)	any bank, financial institution, trust, fund or other entity which has become a Party in accordance with clause 19 (Changes to the Finance Parties) of the Common Terms Agreement,

which in each case has not ceased to be a Party as such in accordance with the terms of the Common Terms Agreement or other Finance Documents.

“MYOR-i” means in respect of any Business Day, a reference rate equal to the daily Malaysia unsecured overnight Islamic financing rate as published by BNM (or a successor administrator), as the administrator of the benchmark, on the BNM’s website currently at https://financialmarkets.bnm.gov.my/data-download-myori, or any successor website officially designated by the BNM (or as published by its authorised distributors), as a reference rate which is designated, nominated or recommended as the replacement for KLIBOR by BNM.

“Obligors” means the Customers and the Guarantors, and “Obligor” means each one of them.

“Obligors’ Agent” means the Company, appointed to act on behalf of each Obligor in relation to the Finance Documents pursuant to Clause 2.5 (Obligors’ Agent).

“Original Agreement Date” means 15 May 2025.

“Original Obligor” means an Original Customer or an Original Guarantor.

“Outstanding Financiers’ Sale Price” means, at any point in time, the portion of the Financiers’ Sale Price which has not been paid by the Customers at such point in time.

“Party” means a party to this Agreement.

“Payment Date” means each of the payment dates of the Facilities as set out in Clause 6 (Payment).

“Payment Instalment” has the meaning given under Clause 6.1 (Payment of Principal Portion of the Financiers’ Sale Price in respect of the Murabahah Facility).

“Pipeline Project” means a project as may be agreed by the Company and the Majority Joint Coordinators.

“Pipeline Project Costs” means the total development cost in respect of a Pipeline Project.

“Principal Portion” means in respect of the Commodity Murabahah Transaction, the principal portion of the Financiers’ Sale Price being an amount equal to the Financiers’ Purchase Price.

“Profit Portion” means, in relation to the Commodity Murabahah Transaction, the profit component of the Financiers’ Sale Price.

“Profit Period” means, in relation to a Disbursement, each period determined in accordance with Clause 9 (Profit Periods) and Clause 5.4 (Selection of Interest Periods and Profit Periods) of the Common Terms Agreement.

“Purchase Requisition” means the request from the Obligors’ Agent to the Murabahah Facility Agent to purchase the Commodities for the purposes of the Commodity Murabahah Transaction, substantially in the form set out in Schedule 3 (Form of Purchase Requisition).

“Quotation Day” means in relation to any period for which a profit rate is to be determined, the first day of that period unless market practice differs in the Relevant Market, in which case the Quotation Day will be determined by the Murabahah Facility Agent in accordance with market practice in the Relevant Market (and if quotations would normally be given on more than one day, the Quotation Day will be the last of those days).

“Relevant Market” means the Kuala Lumpur interbank market.

“Representative” means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian.

“Sale Agent” has the meaning given to that term in the Letter of Agency.

“Screen Rate” means in relation to a Profit Period or any other profit period in question, the rate per annum (expressed as a percentage) determined by the Murabahah Facility Agent to be the Kuala Lumpur interbank offered rate published by BNM (or any other person which takes over the administration of that rate) for Ringgit Malaysia.

“Security” means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

“Security Agent” means CIMB INVESTMENT BANK BERHAD.

“Selection Notice” means a notice substantially in the form set out in schedule 5 (Selection Notice) of the Common Terms Agreement.

“Shariah Advisers” means MAYBANK ISLAMIC BERHAD (Registration No. 200701029411 (0787435-M)) and OCBC AL-AMIN BANK BERHAD (Registration No. 200801017151 (818444-T)).

“SIAC Rules” has the meaning given to such term in Clause 26.1 (Arbitration).

“Specified Time” means a day or time determined in accordance with Schedule 7 (Timetables).

“Tax” means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty payable in connection with any failure to pay or any delay in paying any of the same).

“Tawarruq” has the meaning given to that term in the Tawarruq policy document issued by BNM on 28 December 2018 (as amended, supplemented or substituted from time to time).

“Ta’widh (Compensation)” means those compensation payable by an Obligor in accordance with Clause 8.3 (Ta’widh (Compensation)).

“Tax Deduction” has the meaning given to such term in Clause 12.1 (Tax definitions).

“Transaction Date” means the date on which the Commodity Murabahah Transaction is completed which shall occur on the proposed Utilisation Date specified in the corresponding Utilisation Request.

“Unpaid Sum” means any sum due and payable but unpaid by an Obligor under the Finance Documents.

“Upsize Murabahah Facility Commitment” means:

(a)

in relation to an Original Murabahah Financier, the amount set opposite its name under the heading “Upsize Murabahah Facility Commitment” in Part II of Schedule 1 (The Original Parties) and the amount of any other Upsize Murabahah Facility Commitment transferred to it under this Agreement; and

(b)

in relation to any other Financier, the amount of any Upsize Murabahah Facility Commitment transferred to it by an Original Murabahah Financier or any other Murabahah Financier under the Common Terms Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement.

“US” means the United States of America.

“US Tax Obligor” means:

(a)	a Customer which is resident for tax purposes in the US; or

(b)	an Obligor some or all of whose payments under the Finance Documents are from sources within the US for US federal income tax purposes.

“Utilisation” means a utilisation of a Facility.

“Utilisation Date” means the date of a Utilisation, being the date on which the relevant Disbursement is to be made.

“Utilisation Request” means a notice substantially in the form set out in schedule 4 of the Common Terms Agreement.

1.2	Construction

The provisions of clause 1.2 (Construction) and clause 1.3 (Currency) of the Common Terms Agreement are incorporated herein by reference.

SECTION 2

THE FACILITIES

2.	THE FACILITIES

2.1	Common Terms Agreement

This Agreement and the rights and obligations of the Parties hereunder shall be subject to the terms and conditions of the Common Terms Agreement and the Intercreditor Deed, including, without limitation:

(a)	the purpose of utilisation provisions in clause 3.1 (Purpose) of the Common Terms Agreement;

(b)	the further conditions precedent in clause 4.1 (Further Conditions Precedent) of the Common Terms Agreement;

(c)	the utilisation in clause 5.1 (Utilisation) of the Common Terms Agreement;

(d)	the mandatory prepayment, voluntary prepayment/early settlement and voluntary cancellation provisions in clause 7 (Prepayment and cancellation) of the Common Terms Agreement;

(e)	the indemnities provisions in clause 11 (Other Indemnities) and the mitigation provisions in clause 12 (Mitigation by the Finance Parties) of the Common Terms Agreement;

(f)

the representations in clause 13 (Representations), the information undertakings in clause 14 (Information Undertakings), the financial covenants in clause 15 (Financial Covenants), the general undertakings in clause 16 (General Undertakings) and the accounts undertakings in clause 17 (Accounts Undertakings) of the Common Terms Agreement; and

(g)	the events of default in clause 18 (Events of Default) of the Common Terms Agreement,

as well as any other common terms and conditions in relation to costs and expenses, fees, the role of agents, changes to the financiers, sharing among financiers, intercreditor, security sharing, voting arrangements, administration, notices and communications in the Common Terms Agreement and the Intercreditor Deed. In the event of any conflict between any of the terms and conditions under this Agreement and the Common Terms Agreement and the Intercreditor Deed, those of the Common Terms Agreement and the Intercreditor Deed shall prevail.

2.2	The Facilities

Subject to the terms of this Agreement, the Financiers make available to the Customers:

(a)	a Ringgit Malaysia term financing-i facility in an aggregate amount equal to the Murabahah Facility Commitment; and

(b)	a Ringgit Malaysia Islamic term financing-i facility in an aggregate amount equal to the Accordion Facility Commitment; and

each based on the Shariah principle of Murabahah (via a Tawarruq arrangement).

2.3	Increase – Accordion Option

A Customer may, by delivery to the Common Terms Agent and the Murabahah Facility Agent of a duly completed Accordion Increase Request, request for the Accordion Facility in accordance with Common Terms Agreement.

2.4	Finance Parties’ rights and obligations

(a)

The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

(b)

The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any obligation arising under the Finance Documents to a Finance Party from an Obligor is a separate and independent obligation in respect of which a Finance Party shall be entitled to enforce its rights in accordance with paragraph (c) below. The rights of each Finance Party include any amounts due and payable to that Finance Party under the Finance Documents and, for the avoidance of doubt, any part of a Disbursement or any other amount due and payable by an Obligor which relates to a Finance Party’s participation in a Facility or its role under a Finance Document (including any such amount payable to the Murabahah Facility Agent on its behalf) is an amount due and payable to that Finance Party by that Obligor.

(c)	A Finance Party may, except as specifically provided in the Finance Documents, separately enforce its rights under or in connection with the Finance Documents.

2.5	Obligors’ Agent

(a)

Each Obligor (other than the Company) by its execution of this Agreement or an Accession Letter irrevocably appoints the Company to act on its behalf as its agent in relation to the Finance Documents and irrevocably authorises:

(i)

the Company on its behalf to supply all information concerning itself contemplated by this Agreement to the Finance Parties and to give all notices and instructions (including, in the case of a Customer, Utilisation Requests), to execute on its behalf any Accession Letter, to make such agreements and to effect the relevant amendments, supplements and variations capable of being given, made or effected by any Obligor notwithstanding that they may affect the Obligor, without further reference to or the consent of that Obligor; and

(ii)	each Finance Party to give any notice, demand or other communication to that Obligor pursuant to the Finance Documents to the Company,

and in each case the Obligor shall be bound as though the Obligor itself had given the notices and instructions (including any Utilisation Requests) or executed or made the agreements or effected the amendments, supplements or variations, or received the relevant notice, demand or other communication.

(b)

Every act, omission, agreement, undertaking, settlement, waiver, amendment, supplement, variation, notice or other communication given or made by the Obligors’ Agent or given to the Obligors’ Agent under any Finance Document on behalf of another Obligor or in connection with any Finance Document (whether or not known to any other Obligor and whether occurring before or after such other Obligor became an Obligor under any Finance Document) shall be binding for all purposes on that Obligor as if that Obligor had expressly made, given or concurred with it. In the event of any conflict between any notices or other communications of the Obligors’ Agent and any other Obligor, those of the Obligors’ Agent shall prevail.

3.	PURPOSE

3.1	Purpose

Each Customer shall apply all amounts obtained by it under the Facilities for the following purposes:

(a)	in respect of the Murabahah Facility:

(i)

to refinance the Existing Facilities in full (including to pay DayOne Singapore in respect of the intercompany advances granted by DayOne Singapore to DayOne Malaysia II with the proceeds of the KTP Plot 1 Facility);

(ii)	to part-finance the Initial Development Project Costs; and

(iii)	to finance the transaction costs and expenses in relation to the Murabahah Facility; and

(b)

in respect of the Accordion Facility, to part-finance up to maximum limit of the lower of (i) RM 3,500,000,000 and (ii) seventy per cent. (70%) of the Pipeline Project Costs, or, upon the occurrence of the DayOne Parent IPO, sixty-five per cent. (65%) of the Pipeline Project Costs.

3.2	Compliance with Shariah principles

The proceeds of each of the Facilities shall at all times be applied towards purposes which are in compliance with Shariah principles.

3.3	Monitoring

No Finance Party is bound to monitor or verify the application of any amount financed by it pursuant to this Agreement.

4.	CONDITIONS OF UTILISATION

4.1	Initial conditions precedent

The Customers may not deliver any Utilisation Request unless the Financial Close Date has occurred.

4.2	Further conditions precedent

Subject to the satisfaction of the conditions set out in clause 4.2 (Further conditions precedent) of the Common Terms Agreement in accordance with the provisions therein, the Financiers will only be obliged to comply with Clause 5.2 (Financiers’ participation) if on the date of the Purchase Requisition, on the date of the Utilisation Request and on the proposed Utilisation Date:

(a)

in the case of the first Utilisation of a Facility, no Default is continuing or would result from the entry into, or the completion of, the Commodity Murabahah Transaction in accordance with Schedule 2 (Commodity Murabahah Transaction); and

(b)

in respect of the first Utilisation of the Murabahah Facility and the Accordion Facility, the Obligors’ Agent (for and on behalf of the Customer(s)) and the Murabahah Facility Agent (acting on behalf of the Financiers) have entered into a Commodity Murabahah Transaction in accordance with Schedule 2 (Commodity Murabahah Transaction).

4.3	Maximum number of Disbursements

(a)	A Customer may not deliver a Utilisation Request if as a result of the proposed Utilisation, more than ten (10) Disbursements would be outstanding.

(b)

In the case of an increase of the Commitments pursuant to Clause 2.3 (Increase - Accordion Option), a Customer may not deliver a Utilisation Request if as a result of the proposed Utilisation more than ten (10) Disbursements would be outstanding. For the avoidance of doubt, the ten (10) Disbursements referred to in this paragraph (b) is the total amount of Disbursements outstanding under paragraph (a) above and this paragraph (b).

SECTION 3

UTILISATION

5.	UTILISATION

5.1	Delivery of a Utilisation Request and Commodity Murabahah Transaction Documents

(a)	A Customer may utilise a Facility by delivery to the Murabahah Facility Agent of:

(i)	a duly completed Utilisation Request in accordance with clause 5.1 (Utilisation) of the Common Terms Agreement; and

(ii)	in respect of the first Utilisation of such Facility, the Commodity Murabahah Transaction Document signed by it or on its behalf,

not later than the Specified Time.

(b)	A Utilisation under the Upsize Murabahah Facility may only be made after the Initial Murabahah Facility has been fully utilised.

5.2	Financiers’ participation

(a)

If the conditions set out in this Agreement and the Common Terms Agreement have been met, each Financier shall pursuant to the Commodity Murabahah Transaction make its participation in each Disbursement available by the Utilisation Date through its Facility Office.

(b)

The amount of each Financier’s participation in a Disbursement will be equal to the proportion borne by its Available Commitment to the Available Facility immediately prior to making a proposed Disbursement.

(c)	The Murabahah Facility Agent shall notify each Financier of the amount of a Disbursement, the amount of its participation in that Disbursement in each case by the Specified Time.

5.3	Cancellation of Available Facility

The Murabahah Facility Commitment or the Accordion Facility Commitment which, at that time, is unutilised shall be immediately cancelled at 5 p.m. on the last day of the applicable Availability Period.

5.4	LME Rules

The Parties agree and acknowledge that:

(a)

the transactions contemplated by this Agreement as a whole, any Finance Document forming part of it and any Commodity Murabahah Transaction Document entered into under it is not intended to be, and shall not be, governed by the LME Rules (as the same may be supplemented or amended from time to time);

(b)	any Commodity Murabahah Transaction Document is an independent “over the counter” transaction; and

(c)	no Finance Document is a LME registered client contract.

SECTION 4

PAYMENT, EARLY SETTLEMENT AND CANCELLATION

6.	PAYMENT

6.1	Payment of Principal Portion of the Financiers’ Sale Price in respect of the Murabahah Facility

(a)	Subject to the provisions of this Agreement, the Customer shall pay the Murabahah Facility Disbursements in six (6) instalments (“Payment Instalments”) in the manner as set out below:

	Payment Date	Payment Instalment (% of Murabahah Facility Commitment)
1.	Such date falling thirty (30) Months from the Original Agreement Date	3%
2.	Such date falling thirty-six (36) Months from the Original Agreement Date	3%
3.	Such date falling forty-two (42) Months from the Original Agreement Date	4%
4.	Such date falling forty-eight (48) Months from the Original Agreement Date	4%
5.	Such date falling fifty-four (54) Months from the Original Agreement Date	6%
6.	Such date falling sixty (60) Months from the Original Agreement Date (“Final Maturity Date”)	80% or if less, all of the remaining Murabahah Facility Disbursements outstanding.

(b)

If a Review Event has occurred and has not been remedied within the Review Event Cure Period in accordance with the Common Terms Agreement, the Customers shall early settle, within five (5) Business Days from the last day of the Review Event Cure Period, five per cent. (5%) of the Murabahah Facility Disbursements outstanding and thereafter, each of the Payment Instalments set out under items 1 to 5 in the table above that falls after the last day of the Review Event Cure Period, shall be increased by one per cent. (1%) each, and accordingly the last Payment Instalment shall be reduced accordingly.

(c)

In the case where the Accordion Facility is made available to the Customers pursuant to clause 2.2 (Increase – Accordion Option) of the Common Terms Agreement, the Customers shall pay the Accordion Facility Disbursements in the manner as set out in the Accordion Increase Accession Agreement.

(d)	No Customer may re-utilise any part of the Facility which is paid.

7.	EARLY SETTLEMENT AND CANCELLATION

7.1	Voluntary cancellation

Any Customer may cancel the whole or any part of an Available Facility by delivery of a notice in accordance with the provisions of the Common Terms Agreement.

7.2	Voluntary early settlement

(a)

A Customer to which a Disbursement has been made may, prepay on the last day of a Profit Period applicable thereto the whole or any part of any Disbursement if it gives a notice in accordance with the Common Terms Agreement.

(b)	A Disbursement may only be settled early after the last day of the applicable Availability Period (or, if earlier, the day on which the applicable Available Facility is zero).

(c)

Any early settlement under this Clause 7.2 shall satisfy the obligations under Clause 6.1 (Payment of Principal Portion of the Financiers’ Sale Price in respect of the Murabahah Facility) in the inverse order of maturity and rateably among the participations of all Financiers.

7.3	Right of early settlement and cancellation in relation to a single Financier

(a)	If:

(i)	any sum payable to any Financier by an Obligor is required to be increased under Clause 12.2 (Tax Gross-up and Indemnities); or

(ii)	any Financier claims indemnification from the Company under Clause 12.3 (Tax indemnity),

the Company may, whilst the circumstance giving rise to the requirement for that increase or indemnification continues, give the Murabahah Facility Agent notice of cancellation of the Commitment(s) of that Financier and its intention to procure an early settlement of that Financier’s participation in the Disbursements or give the Murabahah Facility Agent notice of its intention to replace that Financier in accordance with paragraph (d) below.

(b)	On receipt of a notice of cancellation referred to in paragraph (a) above, the Available Commitment(s) of that Financier shall be immediately reduced to zero.

(c)	The Customer shall settle early that Financier’s participations in the Disbursements made to it on the earlier of the following dates:

(i)	the last day of the Profit Period of the Disbursements made to it occurring after that Customer has given written notice under paragraph (a) above; and

(ii)	the date specified by that Customer in that written notice.

(d)

If any of the circumstances set out in paragraph (a) above apply to a Financier, the Company may, on seven (7) Business Days’ prior notice to the Murabahah Facility Agent and that Financier, replace that Financier by requiring that Financier to (and, to the extent permitted by law, that Financier shall) transfer pursuant to clause 19 (Changes to the Finance Parties) of the Common Terms Agreement all (and not part only) of its rights and obligations under the Finance Documents to a Financier or other bank, financial institution, trust, fund or other entity selected by the Company which confirms its willingness to assume and does assume all the obligations of the transferring Financier in accordance with clause 19 (Changes to the Finance Parties) of the Common Terms Agreement for a purchase price in cash payable at the time of the transfer in an amount equal to the outstanding principal amount of such Financier’s participation in the outstanding Disbursements and all accrued profits (subject to paragraph (b) of Clause 7.5 (Ibra’ (Rebate)) and other amounts payable in relation thereto under the Finance Documents.

(e)	The replacement of a Financier pursuant to paragraph (d) above shall be subject to the following conditions:

(i)	the Company shall have no right to replace the Murabahah Facility Agent;

(ii)	neither the Murabahah Facility Agent nor any Financier shall have any obligation to find a replacement Financier;

(iii)	in no event shall the Financier replaced under paragraph (d) above be required to pay or surrender any of the fees received by such Financier pursuant to the Finance Documents; and

(iv)

no Financier shall be obliged to transfer its rights and obligations pursuant to paragraph (d) above unless it is satisfied that it has completed all “know your customer” and other similar checks under all applicable laws and regulations that it is required (or deems desirable) to conduct in relation to the transfer to such replacement Financier.

(f)

A Financier shall perform the procedures described in paragraph (e)(iv) above as soon as reasonably practicable following delivery of a notice referred to in paragraph (d) above and shall notify the Murabahah Facility Agent and the Company when it is satisfied that it has completed those checks.

7.4	Restrictions

(a)

Any notice of cancellation or early settlement given by any Party under this Clause 7 shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or early settlement is to be made and the amount of that cancellation or early settlement.

(b)	Any early settlement under this Agreement shall be made together with accrued profits on the amount settled early and without premium or penalty.

(c)	No Customer may utilise any part of the Facility which has been settled early.

(d)

The Customers shall not pay or settle early all or any part of the Disbursements or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement.

(e)	No amount of the Commitments cancelled under this Agreement may be subsequently reinstated.

(f)	If the Murabahah Facility Agent receives a notice under this Clause 7 it shall promptly forward a copy of that notice to either the Company or the affected Financier, as appropriate.

(g)

If all or part of any Financier’s participation in a Disbursement under a Facility is paid or settled early and is not available for reutilisation, an amount of that Financier’s Commitment (equal to the amount of the participation which is paid or settled early) in respect of that Facility will be deemed to be cancelled on the date of payment or early settlement. Any cancellation under this Clause 7.4 (other than in connection with any payment or, as the case may be, early settlement under Clause 7.3 (Right of Early Settlement and Cancellation in Relation to a Single Financier)) shall reduce the Commitments of the relevant Financiers rateably.

7.5	Ibra’ (Rebate)

(a)

The Financiers shall, in relation to a Commodity Murabahah Transaction, grant Ibra’ (rebate) to the Customers in accordance with the Guidelines on Ibra’ (rebate) for Sale-Based Financing in the following circumstances:

(i)	the occurrence of an early settlement (whether voluntary or mandatory) of a Facility (or any part thereof);

(ii)	settlement of a Facility by the Customers in connection with the exercise of the Financiers’ rights and remedies under clause 18.14 (Acceleration) of the Common Terms Agreement;

(iii)	settlement of a Facility by the Customers in the event of the termination or cancellation of that Facility prior to the Final Maturity Date applicable to that Facility;

(iv)	where a difference arises in the Profit Portion calculated based on the Ceiling Profit Rate and the Effective Profit Rate; and

(v)	where there are any unutilised Commitments under a Facility upon the expiry of the Availability Period applicable to that Facility.

(b)

Any Ibra’ (rebate) to be granted by the Financiers to the Customers in accordance with this Clause 7.5 shall only be granted following receipt by the Murabahah Facility Agent of the relevant outstanding Principal Portion and the relevant accrued Profit Portion, and on condition that such Ibra’ (rebate) shall be:

(i)	reflected as a reduction in the Profit Portion constituting part of the Financiers’ Sale Price and shall not under any circumstances constitute a rebate payable to the relevant Customer in cash; and

(ii)

reduced by the amount of any costs or expenses reasonably incurred by any Financier by reason of any of the events referred to in paragraph (a) above, except to the extent already paid by the relevant Customer.

(c)	Any Ibra’ (rebate) shall only be deemed granted upon receipt of the early settlement sum or settlement sum as determined by the Murabahah Facility Agent based on the following formula:

Outstanding	LESS	Outstanding	LESS	the relevant
Financier’s Sale		Principal Portion		accrued Profit
Price				Portion and other
amount due to the
Financiers

“other amount due” shall include actual break funding cost incurred upon early settlement subject to the approval of the Shariah Advisers, which shall not be applicable on an early settlement or a prepayment on a Profit Payment Date.

(d)	The Financiers may reduce the Ibra’ (rebate) on the undisbursed Principal Portion to cover part of the costs incurred during the applicable Availability Period at the following percentage rates:

(i)	in respect of the period commencing from the first Utilisation Date and ending on (and including) 14 May 2026, [***] per annum; and

(ii)

in respect of the period commencing from 15 May 2026 (in the case of the Accordion Facility Commitment, the Accordion Increase Effective Date) and ending on (and including) the last day of the applicable Availability Period, [***] per annum, calculated on the undisbursed Principal Portion, determined at the close of Business Day on the last day of each Month or such other period as may be agreed by the Financiers. The period for such calculation shall commence from the first Utilisation Date and end on the last day of the applicable Availability Period and such amount shall be payable within sixty (60) days from the first Utilisation Date and subsequently, each successive period of three (3) Months thereafter during the applicable Availability Period or such other period as may be agreed by the Murabahah Facility Agent.

(e)

If for whatsoever reason a Financier is not allowed to reduce the Ibra’ (rebate) on such undisbursed Principal Portion, then that Financier shall waive its rights to further impose in reducing the Ibra’ (rebate).

(f)

The Financiers shall use reasonable endeavours to promptly inform the Murabahah Facility Agent in writing of any Ibra’ (rebate) granted by the Financiers in accordance with this Clause 7.5, and upon receipt of such notice, the Murabahah Facility Agent shall use reasonable endeavours to notify the relevant Customer in writing of the relevant Ibra’ (rebate).

SECTION 5

PROFIT PAYMENTS AND FINANCING COSTS

8.	PROFITS

8.1	Calculation of profits

(a)	The Profit Portion shall be calculated based on the Ceiling Profit Rate.

(b)

The Profit Portion payable by a Customer shall be calculated based on the Effective Profit Rate, and the difference between the Profit Portion calculated based on the Ceiling Profit Rate and the Effective Profit Rate is to be waived by the Financiers by way of Ibra’ (Rebate) in accordance with Clause 7.5 (Ibra’ (Rebate)).

8.2	Payment of profits

Subject to Clause 7.5 (Ibra’ (Rebate)), the Customer to whom a Disbursement has been made shall pay the Profit Portion on that Disbursement on the last day of each Profit Period.

8.3	Ta’widh (Compensation)

(a)

Notwithstanding anything contained in this Agreement, if an Obligor fails to pay any amount payable by it under a Finance Document on its due date, the Company shall pay Ta’widh (Compensation) up to (or equivalent to) the actual amount of losses incurred by the Financiers to the Murabahah Facility Agent (for the account of the Financiers) calculated as follows:

(i)

where the failure to pay any Payment Instalments or any amount under the Facility from the date of the first Disbursement until the Final Payment Date, the actual loss to be compensated shall not be more than the rate of the Ta’widh (Compensation) of one per cent (1.0%) per annum on the Unpaid Sum or by any other method approved by BNM;

(ii)

where the failure to pay any Payment Instalment or any amount continues after the Final Payment Date, the actual loss to be compensated shall not be more than the rate of the Ta’widh (Compensation) based on the prevailing daily overnight Islamic Interbank Money Market Rate published by BNM (or any other method approved by BNM) on the Unpaid Sum from the Final Payment Date until the date that Unpaid Sum is received by the Financiers; and

(iii)

where a judgement (if any) is obtained, from the date of such judgment until the date on which the judgment sum is settled in full, the actual loss to be compensated shall not be more than the prevailing daily overnight Islamic Interbank Money Market Rate published by BNM on the Unpaid Sum.

(b)	Any Ta’widh (Compensation) payable under this Clause 8.3 shall be immediately payable by the Company on demand by the Murabahah Facility Agent.

(c)	The Ta’widh (Compensation) amount shall not be compounded on the overdue amount and/or Outstanding Balance, as the case may be.

8.4	Notification of rates of profit

(a)	The Murabahah Facility Agent shall promptly notify the Financiers and the relevant Customer (and the Obligors’ Agent) of the determination of the Effective Profit Rate.

(b)	The Murabahah Facility Agent shall promptly notify the relevant Customer (and the Obligors’ Agent) of the Effective Profit Rate relating to a Disbursement.

9.	PROFIT PERIODS

9.1	Selection of Profit Periods

A Customer (or the Company on behalf of a Customer) may select a Profit Period for a Disbursement in the Utilisation Request for that Disbursement or (in respect of a Disbursement that has already been made) in a Selection Notice in accordance with clause 5.4 (Selection of Interest Periods and Profit Periods) of the Common Terms Agreement.

9.2	Non-Business Days

If a Profit Period would otherwise end on a day which is not a Business Day, that Profit Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

10.	CHANGES TO THE CALCULATION OF PROFIT

10.1	Unavailability of Screen Rate

(a)

Alternative Rate: If no Screen Rate is available for KLIBOR for the Profit Period of a Disbursement, the applicable KLIBOR shall be the relevant substitute rate announced by BNM noon Malaysia time on the Quotation Day.

(b)

Interpolated Screen Rate: If paragraph (a) above applies but BNM does not announce any substitute rate by noon Malaysia time on the Quotation Day the applicable KLIBOR shall be the Interpolated Screen Rate for a period equal in length to the Profit Period of that Disbursement.

(c)	Cost of funds: If paragraph (b) above applies but it is not possible to calculate the Interpolated Screen Rate, Clause 10.3 (Cost of funds) shall apply to that Disbursement for that Profit Period.

10.2	Market disruption

If before 5 p.m. in Malaysia on the Business Day immediately following the Quotation Day for the relevant Profit Period, the Murabahah Facility Agent receives notifications from a Financier or Financiers (whose participations in a Disbursement exceed thirty five per cent. (35%) of that Disbursement) that the cost to it of funding its participation in that Disbursement from whatever source it may reasonably select would be in excess of KLIBOR then Clause 10.3 (Cost of funds) shall apply to that Disbursement for the relevant Profit Period.

10.3	Cost of funds

(a)

If this Clause 10.3 applies to a Disbursement for a Profit Period, Clause 8.1 (Calculation of Profits) shall not apply to that Disbursement for that Profit Period and the rate of profit on the relevant Disbursement for the relevant Profit Period shall be the percentage rate per annum which is the sum of:

(i)	the applicable Margin; and

(ii)

the rate notified to the Murabahah Facility Agent by that Financier as soon as practicable and in any event by 5 p.m. on the date falling two Business Days after the Quotation Day, to be that rate which expresses as a percentage rate per annum the cost to the relevant Financier of funding its participation in that Disbursement from whatever source it may reasonably select.

(b)

If this Clause 10.3 applies and the Murabahah Facility Agent or the Company so requires, the Murabahah Facility Agent and the Company shall enter into negotiations (for a period of not more than thirty (30) days from the date on which the Company is notified in accordance with Clause 10.4 (Notification to Company)) with a view to agreeing a substitute basis for determining the rate of profit.

(c)

Any alternative basis agreed pursuant to paragraph (b) above shall, with the prior consent of all the Financiers and the Company, be binding on all Parties. For the purpose of this paragraph (c), if a Financier does not provide its consent within ten (10) Business Days of it being notified by the Murabahah Facility Agent of the alternative basis agreed pursuant to paragraph (b) above, that Financier shall be deemed to have consented to such alternative basis.

(d)	If this Clause 10.3 applies pursuant to Clause 10.2 (Market disruption) and in relation to a Disbursement:

(i)	a Financier’s Funding Rate is less than KLIBOR; or

(ii)	a Financier does not supply a quotation by the time specified in paragraph (a)(ii) above,

the cost to that Financier of funding its participation in that Disbursement for that Profit Period shall be deemed, for the purposes of paragraph (a) above, to be KLIBOR.

(e)

If this Clause 10.3 applies pursuant to Clause 10.1 (Unavailability of Screen Rate) but any Financier does not supply a quotation by the time specified in paragraph (a)(ii) above the rate of profit shall be calculated on the basis of the quotations of the remaining Financiers.

10.4	Notification to Company

If Clause 10.3 (Cost of funds) applies the Murabahah Facility Agent shall, as soon as is practicable, notify the Company.

10.5	Screen Rate Transition

(a)

No later than six (6) months prior to the final cut-off date announced by BNM for the transition from KLIBOR to MYOR-i, the Murabahah Facility Agent (acting on the instructions of the Majority Financiers) and the Company shall negotiate in good faith to adopt MYOR-i (or such other replacement benchmark recommended by BNM), together with any market-standard adjustment, provided that the parties must reach a mutual agreement by no later than the date falling one (1) month prior to the final cut-off date announced by BNM, failing which the replacement benchmark shall be MYOR-i (or such other replacement benchmark recommended by BNM).

(b)

The parties shall thereafter execute such amendments if reasonably required and as mutually agreed between the Murabahah Facility Agent and the Company to implement the replacement benchmark and related market conventions pursuant to paragraph (a) above.

(c)	Any replacement benchmark and related adjustment spread shall:

(i)	be consistent with recommendations published by BNM or any relevant industry working group;

(ii)	be applied with the objective of preserving the commercial position of the Parties immediately prior to the implementation of the replacement benchmark and related adjustment spread;

(iii)	not result in any material increase in the all-in profit rate payable by the Company, unless agreed by the Company; and

(i)	to the extent that the aggregate of such replacement benchmark rate and related adjustment spread is less than zero, that aggregate shall be deemed to be zero.

11.	FEES

11.2	Fees to Finance Parties

The Company shall pay to the relevant Finance Parties the applicable fees in the amount and at the times agreed in any Fee Letter.

11.3	Facility Agency fee

The Company shall pay to the Murabahah Facility Agent (for its own account) a facility agency fee in the amount and at the times agreed in a Fee Letter.

11.4	Brokerage fee

The Company shall promptly on demand by the Murabahah Facility Agent, pay a brokerage fee of [***] of each Commodity Murabahah Transaction in relation to the trading of Commodities under such Commodity Murabahah Transaction.

SECTION 6

ADDITIONAL PAYMENT OBLIGATIONS

12.	TAX GROSS-UP AND INDEMNITIES

12.1	Tax definitions

In this Clause 12:

“Tax Credit” means a credit against, relief or remission for, or payment of any Tax.

“Tax Deduction” means a deduction or withholding for or on account of Tax from a payment under a Finance Document, other than a FATCA Deduction.

“Tax Payment” means an increased payment made by an Obligor to a Finance Party under Clause 12.2 (Tax gross-up) or a payment under Clause 12.3 (Tax indemnity).

Unless a contrary indication appears, in this Clause 12 a reference to “determines” or “determined” means a determination made in the absolute discretion of the person making the determination.

12.2	Tax gross-up

(a)

All payments to be made by an Obligor to any Finance Party under the Finance Documents shall be made free and clear of and without any Tax Deduction unless such Obligor is required to make a Tax Deduction, in which case the sum payable by such Obligor (in respect of which such Tax Deduction is required to be made) shall be increased to the extent necessary to ensure that such Finance Party receives a sum net of any deduction or withholding equal to the sum which it would have received had no such Tax Deduction been made or required to be made.

(b)

The Company shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Murabahah Facility Agent accordingly. Similarly, a Financier shall notify the Murabahah Facility Agent on becoming so aware in respect of a payment payable to that Financier. If the Murabahah Facility Agent receives such notification from a Financier it shall notify the Company and that Obligor.

(c)

If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(d)

Within 30 days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction or payment shall deliver to the Murabahah Facility Agent for the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment has been paid to the relevant taxing authority.

12.3	Tax indemnity

(a)

Without prejudice to Clause 12.2 (Tax gross-up), if any Finance Party is required to make any payment of or on account of Tax on or in relation to any sum received or receivable under the Finance Documents (including any sum deemed for the purposes of Tax to be received or receivable by such Finance Party whether or not actually received or receivable) or if any liability in respect of any such payment is asserted, imposed, levied or assessed against any Finance Party, the Company shall, within three Business Days of demand of the Murabahah Facility Agent, promptly indemnify the Finance Party which suffers a loss or liability as a result against such payment or liability, an amount equal to the loss, liability or cost which the Finance Parties determine will be or has been (directly or indirectly) payable or incurred in connection therewith, provided that this Clause 12.3 shall not apply to:

(i)

any Tax imposed on and calculated by reference to the net income actually received or receivable by such Finance Party (but, for the avoidance of doubt, not including any sum deemed for the purposes of Tax to be received or receivable by such Finance Party but not actually receivable) by the jurisdiction in which such Finance Party is incorporated;

(ii)

any Tax imposed on and calculated by reference to the net income of the Facility Office of such Finance Party actually received or receivable by such Finance Party (but, for the avoidance of doubt, not including any sum deemed for the purposes of Tax to be received or receivable by such Finance Party but not actually receivable) by the jurisdiction in which its Facility Office is located; or

(iii)	a FATCA Deduction required to be made by a Party.

(b)

A Finance Party intending to make a claim under paragraph (a) above shall notify the Murabahah Facility Agent of the event giving rise to the claim, whereupon the Murabahah Facility Agent shall notify the Company thereof.

(c)	A Finance Party shall, on receiving a payment from an Obligor under this Clause 12.3, notify the Murabahah Facility Agent.

12.4	Tax credit

If an Obligor makes a Tax Payment and the relevant Finance Party determines that:

(a)	a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was required; and

(b)	that Finance Party has obtained and utilised that Tax Credit,

the Finance Party shall pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Obligor.

12.5	Stamp taxes

The Company shall:

(a)	pay all stamp duty, registration and other similar Taxes payable in respect of any Finance Document; and

(b)

within ten (10) Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to any stamp duty, registration or other similar Tax paid or payable in respect of any Finance Document.

12.6	Indirect tax

(a)

All amounts set out or expressed in a Finance Document to be payable by any Party to a Finance Party shall be deemed to be exclusive of any Indirect Tax. If any Indirect Tax is chargeable on any supply made by any Finance Party to any Party in connection with a Finance Document, that Party shall pay to the Finance Party (in addition to and at the same time as paying the consideration for that supply) an amount equal to the amount of the Indirect Tax.

(b)

Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any costs or expenses, that Party shall also at the same time pay and indemnify the Finance Party against all Indirect Tax incurred by that Finance Party in respect of the costs or expenses to the extent that the Finance Party reasonably determines that it is not entitled to credit or payment in respect of the Indirect Tax.

12.7	FATCA information

(a)	Subject to paragraph (c) below, each Party shall, within 10 Business Days of a reasonable request by another Party:

(i)	confirm to that other Party whether it is:

(A)	a FATCA Exempt Party; or

(B)	not a FATCA Exempt Party;

(ii)

supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party’s compliance with FATCA; and

(iii)

supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party’s compliance with any other law, regulation, or exchange of information regime.

(b)

If a Party confirms to another Party pursuant to paragraph (a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly.

(c)

Paragraph (a) above shall not oblige any Finance Party to do anything, and paragraph (a)(iii) above shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of:

(i)	any law or regulation;

(ii)	any fiduciary duty; or

(iii)	any duty of confidentiality.

(d)

If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with paragraph (a)(i) or (a)(ii) above (including, for the avoidance of doubt, where paragraph (c) above applies), then such Party shall be treated for the purposes of the Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information.

(e)

If a Customer is a US Tax Obligor or the Murabahah Facility Agent reasonably believes that its obligations under FATCA or any other applicable law or regulation require it, each Financier shall, within 10 Business Days of:

(i)	where an Original Customer is a US Tax Obligor and the relevant Financier is an Original Financier, the Original Agreement Date;

(ii)	where a Customer is a US Tax Obligor on a date on which any other Financier becomes a Party as a Financier, that date;

(iii)	the date a new US Tax Obligor accedes as a Customer; or

(iv)	where a Customer is not a US Tax Obligor, the date of a request from the Murabahah Facility Agent,

supply to the Murabahah Facility Agent:

(A)	a withholding certificate on Form W-8, Form W-9 or any other relevant form; or

(B)

any withholding statement or other document, authorisation or waiver as the Murabahah Facility Agent may require to certify or establish the status of such Financier under FATCA or that other law or regulation.

(f)

The Murabahah Facility Agent shall provide any withholding certificate, withholding statement, document, authorisation or waiver it receives from a Financier pursuant to paragraph (e) above to the relevant Customer.

(g)

If any withholding certificate, withholding statement, document, authorisation or waiver provided to the Murabahah Facility Agent by a Financier pursuant to paragraph (e) above is or becomes materially inaccurate or incomplete, that Financier shall promptly update it and provide such updated withholding certificate, withholding statement, document, authorisation or waiver to the Murabahah Facility Agent unless it is unlawful for the Financier to do so (in which case the Financier shall promptly notify the Murabahah Facility Agent). The Murabahah Facility Agent shall provide any such updated withholding certificate, withholding statement, document, authorisation or waiver to the relevant Customer.

(h)

The Murabahah Facility Agent may rely on any withholding certificate, withholding statement, document, authorisation or waiver it receives from a Financier pursuant to paragraph (e) or (g) above without further verification. The Murabahah Facility Agent shall not be liable for any action taken by it under or in connection with paragraph (e), (f) or (g) above.

12.8	FATCA Deduction

(a)

Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.

(b)

Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Party to whom it is making the payment and, in addition, shall notify the Company and the Murabahah Facility Agent and the Murabahah Facility Agent shall notify the other Finance Parties.

13.	COST AND EXPENSES

13.1	Transaction expenses

The Company shall, within ten (10) Business Days (in the case of legal fees, within thirty (30) Business Days) of demand, pay the Finance Parties the amount of all costs and expenses (including legal fees) reasonably incurred by any of them in connection with:

(a)	the negotiation, preparation, printing, execution, syndication and perfection of:

(i)	this Agreement and any other documents referred to in this Agreement or in a Security Document; and

(ii)	any other Finance Documents executed after the Original Agreement Date; and

(b)	each Commodity Murabahah Transaction.

13.2	Amendment costs

If:

(a)	an Obligor requests an amendment, waiver or consent;

(b)	an amendment is required pursuant to Clause 18.8 (Change of Currency); or

(c)	any amendment or waiver is contemplated or agreed pursuant to Clause 23.4 (Replacement of Screen Rate),

each Obligor shall, within ten (10) Business Days (in the case of legal fees, within thirty (30) Business Days) of demand, reimburse each of the Finance Parties for the amount of all costs and expenses (including legal fees) reasonably incurred by the Finance Parties in responding to, evaluating, negotiating or complying with that request or requirement.

SECTION 7

GUARANTEE

14.	GUARANTEE AND INDEMNITY

14.1	Guarantee and indemnity

Each Guarantor irrevocably and unconditionally jointly and severally:

(a)	guarantees to each Finance Party punctual performance by each Customer of all that Customer’s obligations under the Finance Documents;

(b)

undertakes with each Finance Party that whenever a Customer does not pay any amount when due under or in connection with any Finance Document, that Guarantor shall immediately on demand pay that amount as if it was the principal obligor; and

(c)

agrees with each Finance Party that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify that Finance Party immediately on demand against any cost, loss or liability it incurs as a result of a Customer not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Finance Document on the date when it would have been due. The amount payable by a Guarantor under this indemnity will not exceed the amount it would have had to pay under this Clause 14 if the amount claimed had been recoverable on the basis of a guarantee.

14.2	Continuing guarantee

This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by any Obligor under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

14.3	Reinstatement

If any discharge, release or arrangement (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is made by a Finance Party in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration, judicial management or otherwise, without limitation, then the liability of each Guarantor under this Clause 14 will continue or be reinstated as if the discharge, release or arrangement had not occurred.

14.4	Waiver of defences

The obligations of each Guarantor under this Clause 14 will not be affected by an act, omission, matter or thing which, but for this Clause 14, would reduce, release or prejudice any of its obligations under this Clause 14 (without limitation and whether or not known to it or any Finance Party) including:

(a)	any time, waiver or consent granted to, or composition with, any Obligor or other person;

(b)	the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor or financier of any member of the Group;

(c)

the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, execute, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any Obligor or any other person;

(e)

any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Finance Document or any other document or security including any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Finance Document or other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security;

(g)	any insolvency or similar proceedings; or

(h)	this Agreement or any other Finance Document not being executed by or binding upon any other party.

14.5	Immediate recourse

Each Guarantor waives any right it may have of first requiring any Finance Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Guarantor under this Clause 14. This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.

14.6	Appropriations

Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:

(a)

refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Guarantor shall be entitled to the benefit of the same; and

(b)	hold in a suspense account any moneys received from any Guarantor or on account of any Guarantor’s liability under this Clause 14.

14.7	Deferral of Guarantors’ rights

Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full and unless the Murabahah Facility Agent otherwise directs, no Guarantor will exercise or otherwise enjoy the benefit of any right which it may have by reason of performance by it of its obligations under the Finance Documents or by reason of any amount being payable, or liability arising, under this Clause 14:

(a)	to be indemnified by an Obligor;

(b)	to claim any contribution from any other guarantor of or provider of security for any Obligor’s obligations under the Finance Documents;

(c)

to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Finance Party;

(d)

to bring legal or other proceedings for an order requiring any Obligor to make any payment, or perform any obligation, in respect of which any Guarantor has given a guarantee, undertaking or indemnity under Clause 14.1 (Guarantee and indemnity);

(e)	to exercise any right of set-off against any Obligor; and/or

(f)	to claim or prove as a creditor or financier of any Obligor in competition with any Finance Party.

If any Guarantor shall receive any benefit, payment or distribution in relation to any such right it shall hold that benefit, payment or distribution (or so much of it as may be necessary to enable all amounts which may be or become payable to the Finance Parties by the Obligors under or in connection with the Finance Documents to be paid in full) on trust for the Finance Parties, and shall promptly pay or transfer the same to the Murabahah Facility Agent or as the Murabahah Facility Agent may direct for application in accordance with Clause 18 (Payment Mechanics).

14.8	Additional security

This guarantee is in addition to and is not in any way prejudiced by any other guarantee or security now or subsequently held by any Finance Party.

SECTION 8

CHANGES TO PARTIES

15.	CHANGES TO THE OBLIGORS

15.1	Assignments and transfers by Obligors

No Obligor may assign any of its rights or transfer any of its rights or obligations under the Finance Documents, except with the prior written consent of all the Financiers.

15.2	Additional Customers

(a)

Subject to compliance with the provisions of clause 14.11 (“Know your customer” checks) of the Common Terms Agreement and in respect of a Development Project which has been declared as an Approved Project in accordance with clause 16.15(k) (Approved Projects and Approved Buildings) of the Common Terms Agreement and which will be undertaken by a wholly-owned Subsidiary of the Company (other than an Original Customer), such Subsidiary of the Company shall become an Additional Customer upon:

(i)	the Company having delivered to the Murabahah Facility Agent a duly completed and executed Accession Letter;

(ii)	the Company having confirmed that no Default is continuing or would occur as a result of that Subsidiary becoming an Additional Customer; and

(iii)

the Murabahah Facility Agent having received all of the documents and other evidence listed in schedule 2 (Conditions Precedent) of the Common Terms Agreement in form and substance satisfactory to the Murabahah Facility Agent, in relation to that Additional Customers.

(b)	The Murabahah Facility Agent shall notify the Company and the Financiers promptly upon being so satisfied under paragraph (a)(iii) above.

(c)	The Murabahah Facility Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification under paragraph (b) above.

15.3	Additional Guarantors

(a)

Subject to compliance with the provisions of clause 14.11 (“Know your customer” checks) of the Common Terms Agreement and in respect of a Development Project which has been declared as an Approved Project in accordance with clause 16.15(k) (Approved Projects and Approved Buildings) of the Common Terms Agreement and which will be undertaken by a wholly-owned Subsidiary of the Company (other than an Original Customer), such Subsidiary of the Company shall become an Additional Guarantor upon:

(i)	the Company having delivered to the Murabahah Facility Agent a duly completed and executed Accession Letter; and

(ii)

the Murabahah Facility Agent having received all of the documents and other evidence listed in Schedule 2 (Conditions Precedent) of the Common Terms Agreement in form and substance satisfactory to the Financiers, in relation to that Additional Guarantor.

(b)	The Murabahah Facility Agent shall notify the Company and the Financiers promptly upon being so satisfied under paragraph (a)(ii) above.

(c)	The Murabahah Facility Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification under paragraph (b) above.

15.4	Repetition of Representations

Delivery of an Accession Letter constitutes confirmation by the relevant Subsidiary that the representations and warranties as detailed under the Common Terms Agreement are true and correct in relation to it as at the date of delivery as if made by reference to the facts and circumstances then existing.

SECTION 9

THE FINANCE PARTIES

16.	ROLE OF THE MURABAHAH FACILITY AGENT

16.1	Roles and obligations of the Murabahah Facility Agent in respect of the Commodity Murabahah Transaction

(a)	Notification of Participation

Promptly following receipt by the Murabahah Facility Agent of a duly completed Purchase Requisition issued by the Obligors’ Agent in accordance with paragraph (A) of Schedule 2 (Commodity Murabahah Transaction), the Murabahah Facility Agent shall, by no later than the Specified Time:

(i)	provide a copy of such Purchase Requisition to each Financier; and

(ii)	notify each Financier of its required participation in the Commodity Murabahah Transaction.

(b)	Commodity Sale Agreement

The Murabahah Facility Agent shall, on behalf of the Financiers, enter into the Commodity Sale Agreement referred to in paragraph (E) of Schedule 2 (Commodity Murabahah Transaction).

(c)	Participation payment

Subject to the conditions as to utilisation set out in Clause 4 (Conditions of Utilisation) and Clause 5.1 (Delivery of a Utilisation Request and Commodity Murabahah Transaction Documents) being met:

(i)

each Financier shall, following receipt of a copy of a Purchase Requisition and notification of its participation in the Commodity Murabahah Transaction pursuant to paragraph (a) (Notification of Participation) above, make available to the Murabahah Facility Agent, its participation on the Utilisation Date in accordance with Clause 5.2 (Financiers’ participation); and

(ii)

the Murabahah Facility Agent shall, upon receipt of the participation pursuant to paragraph (i) above, apply the same towards payment to the Commodity Broker of the Financiers’ Purchase Price for the Commodities purchased by the Murabahah Facility Agent pursuant to paragraph (C) of Schedule 2 (Commodity Murabahah Transaction) for the purposes of subsequent sale to the Customers under the Commodity Sale Agreement.

(d)	Entitlement to Financiers’ Sale Price

On and from payment of its participation, each Financier shall be entitled to receive, subject to the terms of this Agreement, its corresponding portion of the Financiers’ Sale Price due and payable by the Customers to the Murabahah Facility Agent for the account of the Financiers subject to any Ibra’ (rebate) granted to the Customers in accordance with Clause 7.5 (Ibra’ (Rebate)).

16.2	The Murabahah Facility Agent

(a)	Each of the Mandated Lead Arrangers and the Financiers appoints the Murabahah Facility Agent to act as its agent under and in connection with the Finance Documents.

(b)

Each of the Mandated Lead Arrangers and the Financiers authorises the Murabahah Facility Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Murabahah Facility Agent (as applicable) under or in connection with the Finance Documents and each Commodity Murabahah Transaction (as applicable) together with any other incidental rights, powers, authorities and discretions.

16.3	Instructions

(a)	The Murabahah Facility Agent shall:

(i)

unless a contrary indication appears in a Finance Document, exercise or refrain from exercising any right, power, authority or discretion vested in it as Murabahah Facility Agent in accordance with any instructions given to it by:

(A)	the Financiers if the relevant Finance Document stipulates the matter is an all-Financier decision; and

(B)	in all other cases, the Majority Financiers; and

(ii)	not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with paragraph (i) above.

(b)

The Murabahah Facility Agent shall be entitled to request instructions, or clarification of any instruction, from the Majority Financiers (or, if the relevant Finance Document stipulates the matter is a decision for any other Financier or group of Financiers, from that Financier or group of Financiers) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion. The Murabahah Facility Agent may refrain from acting unless and until it receives any such instructions or clarification that it has requested.

(c)

Save in the case of decisions stipulated to be a matter for any other Financier or group of Financiers under the relevant Finance Document and unless a contrary indication appears in a Finance Document, any instructions given to the Murabahah Facility Agent by the Majority Financiers shall override any conflicting instructions given by any other Financier and will be binding on all Finance Parties.

(d)

The Murabahah Facility Agent may refrain from acting in accordance with any instructions of any Financiers or group of Financiers until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability which it may incur in complying with those instructions.

(e)	In the absence of instructions, the Murabahah Facility Agent may act (or refrain from acting) as it considers to be in the best interest of the Financiers.

(f)

The Murabahah Facility Agent is not authorised to act on behalf of a Financier (without first obtaining that Financier’s consent) in any legal or arbitration proceedings relating to any Finance Document.

16.4	Duties of the Murabahah Facility Agent and the Sale Agent

(a)	The duties of the Murabahah Facility Agent and the Sale Agent under the Finance Documents are solely mechanical and administrative in nature.

(b)

Subject to paragraph (c) below, each of the Murabahah Facility Agent and the Sale Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Murabahah Facility Agent for that Party by any other Party.

(c)

Except where a Finance Document specifically provides otherwise, none of the Murabahah Facility Agent or the Sale Agent is obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(d)

If the Murabahah Facility Agent receives notice from a Party referring to any Finance Document, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties.

(e)

If the Murabahah Facility Agent is aware of the non-payment of any principal, profit or other fee payable to a Finance Party (other than to any other Administrative Party) under this Agreement, it shall promptly notify the other Finance Parties.

(f)

Each of the Murabahah Facility Agent and the Sale Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied).

16.5	Business with the Group

Any Administrative Party may accept deposits from or provide financing to and generally engage in any kind of banking or other business with any member of the Group, any Obligor or any Affiliate of any Obligor.

16.6	Rights and discretions of the Murabahah Facility Agent

(a)	The Murabahah Facility Agent may:

(i)	rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised and shall have no duty to verify any signature on any document;

(ii)	assume that:

(A)	any instructions received by it from the Majority Financiers, any Financier or any group of Financiers are duly given in accordance with the terms of the Finance Documents; and

(B)	unless it has received notice of revocation, that those instructions have not been revoked; and

(iii)	rely on a certificate from any person:

(A)	as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or

(B)	to the effect that such person approves of any particular dealing, transaction, step, action or thing,

as sufficient evidence that that is the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate.

(b)	The Murabahah Facility Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Financiers) that:

(i)	no Default has occurred (unless, it has actual knowledge of a Default arising under clause 18.1 (Non-payment) of the Common Terms Agreement);

(ii)	any right, power, authority or discretion vested in any Party or any group of Financiers has not been exercised; and

(iii)	any notice or request made by the Company (other than a Utilisation Request or Selection Notice) is made on behalf of and with the consent and knowledge of all the Obligors.

(c)	The Murabahah Facility Agent may engage, and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.

(d)

Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Murabahah Facility Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Murabahah Facility Agent, (and so separate from any lawyers instructed by the Financiers) if the Murabahah Facility Agent in its reasonable opinion deems this to be necessary.

(e)

The Murabahah Facility Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Murabahah Facility Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.

(f)	The Murabahah Facility Agent may act in relation to the Finance Documents through its officers, employees and agents.

(g)

Unless a Finance Document expressly provides otherwise the Murabahah Facility Agent may disclose to any other Party any information it reasonably believes it has received as agent under this Agreement.

(h)

Notwithstanding any other provision of any Finance Document to the contrary, the Murabahah Facility Agent is not obliged to do or omit to do anything if it would or might in its reasonable opinion constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

(i)

Notwithstanding any provision of any Finance Document to the contrary, the Murabahah Facility Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the payment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

16.7	Responsibility for documentation

The Murabahah Facility Agent is not responsible or liable for:

(a)

the adequacy, accuracy and/or completeness of any information (whether oral or written) supplied by any Administrative Party, an Obligor or any other person given in or in connection with any Finance Document or the transactions contemplated in the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; or

(b)

the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document.

16.8	No duty to monitor

The Murabahah Facility Agent shall not be bound to enquire:

(a)	whether or not any Default has occurred;

(b)	as to the performance, default or any breach by any Party of its obligations under any Finance Document;

(c)	whether any other event specified in any Finance Document has occurred; or

(d)	as to the quality, condition, value or other feature of any Commodities.

16.9	Exclusion of liability

(a)

Without limiting paragraph (b) below (and without prejudice to any other provision of any Finance Document excluding or limiting the liability of the Murabahah Facility Agent, the Murabahah Facility Agent will not be liable for:

(i)

any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Finance Document unless directly caused by its gross negligence or wilful misconduct;

(ii)

exercising, or not exercising, any right, power, authority or discretion given to it by, or in connection with, any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document other than by reason of its gross negligence or wilful misconduct; or

(iii)

without prejudice to the generality of paragraphs (i) and (ii) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever but not including any claim based on the fraud of the Murabahah Facility Agent) arising as a result of:

(A)	any act, event or circumstance not reasonably within its control; or

(B)	the general risks of investment in, or the holding of assets in, any jurisdiction,

including (in each case) such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets (including any Disruption Event); breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.

(b)

No Party (other than the Murabahah Facility Agent) may take any proceedings against any officer, employee or agent of the Murabahah Facility Agent in respect of any claim it might have against the Murabahah Facility Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document and any officer, employee or agent of the Murabahah Facility Agent may rely on this paragraph (b).

(c)

The Murabahah Facility Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Murabahah Facility Agent if the Murabahah Facility Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Murabahah Facility Agent for that purpose.

(d)	Nothing in this Agreement shall oblige the Murabahah Facility Agent to conduct:

(i)	any “know your customer” or other procedures in relation to any person; or

(ii)	any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Financier or for any Affiliate of any Financier,

on behalf of any Financier and each Financier confirms to the Murabahah Facility Agent that it is solely responsible for any such procedures or checks it is required to conduct and that it may not rely on any statement in relation to such procedures or checks made by the Murabahah Facility Agent.

(e)

Without prejudice to any provision of any Finance Document excluding or limiting the liability of the Murabahah Facility Agent, any liability of the Murabahah Facility Agent arising under or in connection with any Finance Document or the shall be limited to the amount of actual direct loss which has been finally judicially determined to have been suffered (as determined by reference to the date of default of the Murabahah Facility Agent or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Murabahah Facility Agent at any time which increase the amount of that loss. In no event shall the Murabahah Facility Agent be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Murabahah Facility Agent has been advised of the possibility of such loss or damages.

16.10	Financiers’ indemnity to the Murabahah Facility Agent

Each Financier shall (in proportion to its share of the Commitments or, if the Commitments are then zero, to its share of the Commitments immediately prior to their reduction to zero) indemnify the Murabahah Facility Agent within three Business Days of demand, against any cost, loss or liability (including, without limitation, for negligence, in relation to any FATCA-related liability or any other category of liability whatsoever) incurred the Murabahah Facility Agent (otherwise than by reason of the Murabahah Facility Agent’s gross negligence or wilful misconduct) in acting as Murabahah Facility Agent under the Finance Documents (unless the Murabahah Facility Agent has been reimbursed by an Obligor pursuant to a Finance Document).

16.11	Resignation of the Murabahah Facility Agent

(a)	The Murabahah Facility Agent may resign and appoint one of its Affiliates acting through an office in Malaysia as successor by giving notice to the other Finance Parties and the Company.

(b)

Alternatively, the Murabahah Facility Agent may resign by giving 30 days’ notice to the other Finance Parties and the Company, in which case the Majority Financiers (after consultation with the Company) may appoint a successor Murabahah Facility Agent.

(c)

If the Majority Financiers have not appointed a successor Murabahah Facility Agent in accordance with paragraph (b) above within 30 days after notice of resignation was given, the retiring Murabahah Facility Agent (after consultation with the Company) may appoint a successor Murabahah Facility Agent.

(d)

The retiring Murabahah Facility Agent shall, at its own cost, make available to the successor Murabahah Facility Agent such documents and records and provide such assistance as the successor Murabahah Facility Agent may reasonably request for the purposes of performing its functions as Murabahah Facility Agent under the Finance Documents.

(e)	The resignation notice of the Murabahah Facility Agent shall only take effect upon the appointment of a successor.

(f)

Upon the appointment of a successor, the retiring Murabahah Facility Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (d) above) but shall remain entitled to the benefit of Clause 16.17 (Indemnity to the Murabahah Facility Agent), and this Clause 16 (and any agency fees for the account of the retiring Murabahah Facility Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations among themselves as they would have had if such successor had been an original Party.

(g)

After consultation with the Company, the Majority Financiers may, by notice to the Murabahah Facility Agent, require it to resign in accordance with paragraph (b) above. In this event, the Murabahah Facility Agent shall resign in accordance with paragraph (b) above.

(h)

The Murabahah Facility Agent shall resign in accordance with paragraph (b) above (and, to the extent applicable, shall use reasonable endeavours to appoint a successor Murabahah Facility Agent pursuant to paragraph (c) above) if on or after the date which is three Months before the earliest FATCA Application Date relating to any payment to the Murabahah Facility Agent under the Finance Documents:

(i)

the Murabahah Facility Agent fails to respond to a request under Clause 12.7 (FATCA information) and a Financier reasonably believes that the Murabahah Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

(ii)

the information supplied by the Murabahah Facility Agent pursuant to Clause 12.7 (FATCA information) indicates that the Murabahah Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or

(iii)

the Murabahah Facility Agent notifies the Company and the Financiers that the Murabahah Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date, and (in each case) a Financier reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Murabahah Facility Agent were a FATCA Exempt Party, and that Financier, by notice to the Murabahah Facility Agent, requires it to resign.

(i)	The successor Murabahah Facility Agent shall be an Islamic bank or a licensed financial institution or bank with its own Shariah board.

16.12	Confidentiality

(a)

In acting as agent for the Finance Parties, the Murabahah Facility Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

(b)

If information is received by another division or department of the Murabahah Facility Agent, it may be treated as confidential to that division or department and the Murabahah Facility Agent shall not be deemed to have notice of it.

(c)

The Murabahah Facility Agent shall not be obliged to disclose to any Finance Party any information supplied to it by the Company or any Affiliates of the Company on a confidential basis and for the purpose of evaluating whether any waiver or amendment is or may be required or desirable in relation to any Finance Document.

16.13	Relationship with the Financiers

(a)

The Murabahah Facility Agent may treat the person shown in its records as Financier at the opening of business (in the place of the Murabahah Facility Agent’s principal office as notified to the Finance Parties from time to time) as the Financier acting through its Facility Office:

(i)	entitled to or liable for any payment due under any Finance Document on that day; and

(ii)	entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day,

unless it has received not less than five Business Days’ prior notice from that Financier to the contrary in accordance with the terms of this Agreement.

(b)

Any Financier may by notice to the Murabahah Facility Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Financier under the Finance Documents. Such notice shall contain the address, fax number and electronic mail address and/or any other information required to enable the transmission of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, fax number, electronic mail address (or such other information), department and officer by that Financier for the purposes of clause 24.2 (Addresses) of the Common Terms Agreement) and the Murabahah Facility Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Financier.

16.14	Credit/financing appraisal by the Financiers

Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Financier confirms to each Administrative Party that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to:

(a)	the financial condition, status and nature of each member of the Group;

(b)

the legality, validity, effectiveness, adequacy or enforceability of any Finance Document and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

(c)

whether that Financier has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and

(d)

the adequacy, accuracy and/or completeness of any information provided by the Murabahah Facility Agent, any Party or by any other person under or in connection with any Finance Document, the transactions contemplated by any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document.

16.15	Murabahah Facility Agent’s management time

Any amount payable to the Murabahah Facility Agent under Clause 16.17 (Indemnity to the Murabahah Facility Agent), Clause 13 (Cost and expenses) and Clause 16.10 (Financiers’ indemnity to the Murabahah Facility Agent) shall include the cost of utilising the management time or other resources of the Murabahah Facility Agent and will be calculated on the basis of such reasonable daily or hourly rates as the Murabahah Facility Agent may notify to the Company and the other Finance Parties, and is in addition to any fee paid or payable to the Murabahah Facility Agent under Clause 11 (Fees).

16.16	Deduction from amounts payable by the Murabahah Facility Agent

If any Party owes an amount to the Murabahah Facility Agent under the Finance Documents the Murabahah Facility Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the Murabahah Facility Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount due and payable. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted.

16.17	Indemnity to the Murabahah Facility Agent

The Company shall promptly indemnify the Murabahah Facility Agent from and against any cost, loss or liability incurred by the Murabahah Facility Agent (acting reasonably) as a result of:

(a)	investigating any event which it reasonably believes is a Default;

(b)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised; or

(c)	instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under this Agreement.

16.18	No fiduciary duties

(a)	Nothing in this Agreement constitutes the Murabahah Facility Agent as a trustee or fiduciary of any other person.

(b)	The Murabahah Facility Agent shall not be bound to account to any Financier for any sum or the profit element of any sum received by it for its own account.

16.19	Murabahah Facility Agent to be regarded as a division (confidentiality related)

(a)

In acting as Murabahah Facility Agent under the Finance Documents, the Murabahah Facility Agent shall be regarded as acting through its agency division which shall be treated as a separate legal person from any other of its branches, divisions or departments.

(b)

If information is received by another branch, division or department of the legal person which is the Murabahah Facility Agent, it may be treated as confidential to that branch, division or department and the Murabahah Facility Agent shall not be deemed to have notice of it.

17.	SHARING AMONG THE FINANCE PARTIES

17.1	Payments to Finance Parties

If a Finance Party (a “Recovering Finance Party”) receives or recovers (whether by set-off or otherwise) any amount from an Obligor other than in accordance with Clause 18 (Payment Mechanics) (a “Recovered Amount”) and applies that amount to a payment due under the Finance Documents then:

(a)	the Recovering Finance Party shall, within three (3) Business Days, notify details of the receipt or recovery to the Murabahah Facility Agent;

(b)

the Murabahah Facility Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Murabahah Facility Agent and distributed in accordance with Clause 18 (Payment Mechanics), without taking account of any Tax which would be imposed on the Murabahah Facility Agent in relation to the receipt, recovery or distribution; and

(c)

the Recovering Finance Party shall, within three (3) Business Days of demand by the Murabahah Facility Agent, pay to the Murabahah Facility Agent an amount (the “Sharing Payment”) equal to such receipt or recovery less any amount which the Murabahah Facility Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with clause 22.5 (Partial payments) of the Common Terms Agreement.

17.2	Redistribution of payments

The Murabahah Facility Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it between the Finance Parties (other than the Recovering Finance Party) (the “Sharing Finance Parties”) in accordance with clause 22.5 (Partial payments) of the Common Terms Agreement towards the obligations of that Obligor to the Sharing Finance Parties.

17.3	Recovering Finance Party’s rights

(a)

On a distribution by the Murabahah Facility Agent under Clause 17.2 (Redistribution of payments) of a payment received by a Recovering Finance Party from an Obligor, as between the relevant Obligor and the Recovering Finance Party, an amount of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by that Obligor.

(b)

If and to the extent that the Recovering Finance Party is not able to rely on its rights under paragraph (a) above, the relevant Obligor shall be liable to the Recovering Finance Party for an amount equal to the Sharing Payment which is immediately due and payable.

17.4	Reversal of redistribution

If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes payable and is paid by that Recovering Finance Party, then:

(a)

each Sharing Finance Party shall, upon request of the Murabahah Facility Agent, pay to the Murabahah Facility Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any profit on the Sharing Payment which that Recovering Finance Party is required to pay) (the “Redistributed Amount”); and

(b)	as between the relevant Obligor and each relevant Sharing Finance Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Obligor.

17.5	Exceptions

(a)

This Clause 17 shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause 17, have a valid and enforceable claim against the relevant Obligor.

(b)

A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:

(i)	it notified that other Finance Party of the legal or arbitration proceedings; and

(ii)

that other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

SECTION 10

ADMINISTRATION

18.	PAYMENT MECHANICS

18.1	Payments to the Murabahah Facility Agent

(a)

On each date on which an Obligor or a Financier is required to make a payment under a Finance Document, that Obligor or Financier shall make the same available to the Murabahah Facility Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Murabahah Facility Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.

(b)	Payment shall be made to such account in the principal financial centre of the country of that currency and with such bank as the Murabahah Facility Agent, in each case, specifies.

18.2	Distributions by the Murabahah Facility Agent

(a)

Each payment received by the Murabahah Facility Agent under the Finance Documents for another Party shall, subject to Clause 18.3 (Distributions to an Obligor) and Clause 18.4 (Clawback) be made available by the Murabahah Facility Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Financier, for the account of its Facility Office), to such account as that Party may notify to the Murabahah Facility Agent by not less than five Business Days’ notice with a bank specified by that Party in the principal financial centre of the country of that currency.

(b)

The Murabahah Facility Agent shall distribute payments received by it in relation to all or any part of a Disbursement to the Financier indicated in the records of the Murabahah Facility Agent as being so entitled on that date provided that the Murabahah Facility Agent is authorised to distribute payments to be made on the date on which any transfer becomes effective pursuant to clause 19 (Changes to the Finance Parties) of the Common Terms Agreement to the Financier so entitled immediately before such transfer took place regardless of the period to which such sums relate.

18.3	Distributions to an Obligor

The Murabahah Facility Agent may (with the consent of the Obligor or in accordance with Clause 19 (Set-off)) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.

18.4	Clawback

(a)

Where a sum is to be paid to the Murabahah Facility Agent under the Finance Documents for another Financiers, the Murabahah Facility Agent is not obliged to pay that sum to that other Financier (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.

(b)

If the Murabahah Facility Agent pays an amount to another Financiers and it proves to be the case that the Murabahah Facility Agent had not actually received that amount, then the Financier to whom that amount (or the proceeds of any related exchange contract) was paid by the Murabahah Facility Agent shall on demand refund the same to the Murabahah Facility Agent.

18.5	No set-off by Obligors

All payments to be made by an Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

18.6	Business Days

(a)

Any payment under the Finance Documents which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b)

During any extension of the due date for payment of any principal or Unpaid Sum under this Agreement, profit is payable on the principal or Unpaid Sum at the rate payable on the original due date and such revised or additional profit payable shall not result in any increase in the Financiers’ Sale Price.

18.7	Currency of account

(a)	Subject to paragraphs (b) and (c) below, Ringgit Malaysia is the currency of account and payment for any sum due from an Obligor under any Finance Document.

(b)	Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.

(c)	Any amount expressed to be payable in a currency other than Ringgit Malaysia shall be paid in that other currency.

18.8	Change of Currency

(a)	Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

(i)

any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Murabahah Facility Agent (after consultation with the Company); and

(ii)

any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Murabahah Facility Agent (acting reasonably).

(b)

If a change in any currency of a country occurs, this Agreement will, to the extent the Murabahah Facility Agent (acting reasonably and after consultation with the Company) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Market and otherwise to reflect the change in currency.

19.	SET-OFF

If an Event of Default is continuing, the Obligors agree that a Finance Party may set off any matured obligation due from an Obligor under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation due and payable by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may, subject to any applicable Shariah requirement, convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

20.	CALCULATIONS AND CERTIFICATES

20.1	Accounts

In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.

20.2	Certificates and determinations

Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

20.3	Day count convention and profit calculation

(a)	Any profit or fee accruing under a Finance Document will accrue from day to day and the amount of any such profit or fee is calculated:

(i)	on the basis of the actual number of days elapsed and a year of 365 days (or, in any case where the practice in the Relevant Market differs, in accordance with that market practice); and

(ii)	subject to paragraph (b) below, without rounding.

(b)	The aggregate amount of any accrued profit, commission or fee which is, or becomes, payable by an Obligor under a Finance Document shall be rounded to two (2) decimal places.

21.	PARTIAL INVALIDITY

If, at any time, any provision of a Finance Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

22.	REMEDIES AND WAIVERS

No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under a Finance Document shall operate as a waiver of any such right or remedy or constitute an election to affirm any of the Finance Documents. No election to affirm any Finance Document on the part of any Finance Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Finance Document are cumulative and not exclusive of any rights or remedies provided by law.

23.	AMENDMENTS AND WAIVERS

23.1	Required consents

(a)

Subject to the provisions of the Common Terms Agreement, Clause 23.2 (All-Financier matters) and Clause 23.3 (Other exceptions), any term of the Finance Documents (other than the Hedging Agreements) may be amended or waived only with the consent of the Majority Financiers and the Obligors’ Agent (in accordance with Clause 2.5 (Obligors’ Agent) and paragraph (c) below) provided always that any such amendment or waiver shall not result in any inconsistency with the provisions of the Common Terms Agreement, and any such amendment or waiver will be binding on all Parties.

(b)	The Murabahah Facility Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause 23.

(c)

Without prejudice to the other provisions of this Agreement, each Obligor agrees to any such amendment or waiver permitted by this Clause 23 which is agreed to by the Obligors’ Agent. This includes any amendment or waiver which would, but for this paragraph (c), require the consent of all of the Obligors.

23.2	All-Financier matters

Subject to the provisions of the Common Terms Agreement and Clause 23.4 (Replacement of Screen Rate), an amendment or waiver of any term of any Finance Document (other than the Hedging Agreements) that has the effect of changing or which relates to:

(a)	the definition of “Majority Financiers” in Clause 1.1 (Definitions);

(b)	an extension to the date of payment of any amount under the Finance Documents;

(c)	a reduction in the Margin or a reduction in the amount of any payment of principal, profit or fees payable;

(d)	a change in currency of payment of any amount under the Finance Documents;

(e)

an increase in any Commitment, an extension of any Availability Period or any requirement that a cancellation of Commitments reduces the Commitments of the Financiers rateably under the relevant Facility;

(f)	a change to the Customers or Guarantors other than in accordance with Clause 15 (Changes to the Obligors);

(g)	any provision which expressly requires the consent of all the Financiers;

(h)	Clause 2.3 (Increase – Accordion Option), Clause 2.4 (Finance Parties’ rights and obligations), Clause 15 (Changes to the Obligors), or this Clause 23; or

(i)	the nature or scope or release of the guarantee and indemnity granted under Clause 14 (Guarantee and Indemnity),

shall not be made without the prior consent of all the Financiers, and in respect of paragraph (i) above, shall not be made without the prior consent of all the Financiers and the Hedge Counterparties.

23.3	Other exceptions

An amendment or waiver which relates to the rights or obligations of any Administrative Party (each in their capacity as such) may not be effected without the consent of that Administrative Party.

23.4	Replacement of Screen Rate

(a)

Subject to Clause 23.3 (Other exceptions), if the Screen Rate is not available for Ringgit Malaysia, any amendment or waiver which relates to providing for another benchmark rate to apply in relation to that currency in place of that Screen Rate (or which relates to aligning any provision of a Finance Document to the use of that other benchmark rate) may be made with the consent of the Majority Financiers and the Obligors.

(b)

If any Financier fails to respond to a request for an amendment or waiver described in paragraph (a) above within ten (10) Business Days (or such longer time period in relation to any request which the Company and the Murabahah Facility Agent may agree) of that request being made:

(i)

its Murabahah Facility Commitment or Accordion Facility Commitment shall not be included for the purpose of calculating the Commitments under the relevant Facility when ascertaining whether any relevant percentage of Commitments has been obtained to approve that request; and

(ii)	its status as a Financier shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Financiers has been obtained to approve that request.

24.	CONFIDENTIALITY OF FUNDING RATES

24.1	Confidentiality and disclosure

(a)	The Murabahah Facility Agent and each Obligor agree to keep each Funding Rate confidential and not to disclose it to anyone, save to the extent permitted by paragraphs (b) and (c) below.

(b)	The Murabahah Facility Agent may disclose:

(i)	any Funding Rate to the Obligor’s Agent pursuant to Clause 8.4 (Notification of rates of profit); and

(ii)

any Funding Rate to any person appointed by it to provide administration services in respect of one or more of the Finance Documents to the extent necessary to enable such service provider to provide those services if the service provider to whom that information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Murabahah Facility Agent and the relevant Financier, as the case may be.

(c)	The Murabahah Facility Agent and each Obligor may disclose any Funding Rate to:

(i)

any of its Affiliates and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives if any person to whom that Funding Rate is to be given pursuant to this paragraph (i) is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of that Funding Rate or is otherwise bound by requirements of confidentiality in relation to it;

(ii)

any person to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation if the person to whom that Funding Rate is to be given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Murabahah Facility Agent or the relevant Obligor, as the case may be, it is not practicable to do so in the circumstances;

(iii)

any person to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes if the person to whom that Funding Rate is to be given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Murabahah Facility Agent or the relevant Obligor, as the case may be, it is not practicable to do so in the circumstances; and

(iv)	any person with the consent of the relevant Financier, as the case may be.

24.2	Related obligations

(a)

The Murabahah Facility Agent and each Obligor acknowledge that each Funding Rate is or may be price-sensitive information and that its use may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and the Murabahah Facility Agent and each Obligor undertake not to use any Funding Rate for any unlawful purpose.

(b)

The Murabahah Facility Agent and each Obligor agree (to the extent permitted by law and regulation) to inform the relevant Financier upon becoming aware that any information has been disclosed in breach of this Clause 24.

24.3	No Event of Default

No Event of Default will occur by reason only of an Obligor’s failure to comply with this Clause 24.

24.4	Use of Deal Site by Murabahah Facility Agent

(a)	The Murabahah Facility Agent may elect that:

(i)	any Obligor may satisfy its obligations under this Agreement or other Finance Documents to deliver any information to the Murabahah Facility Agent;

(ii)	any Financier may satisfy its obligations under this Agreement or other Finance Documents to deliver any information to the Murabahah Facility Agent; and/or

(iii)	the Murabahah Facility Agent may satisfy its obligations under this Agreement or other Finance Documents to deliver any information to any Obligor or any Financier,

by posting such information on an electronic website designated by the Murabahah Facility Agent for such purpose (“Deal Site”) by notifying each such affected Obligor and Financier of its intention that such Deal Site be used for such purpose (whereupon each such Obligor or Financier or the Murabahah Facility Agent may so satisfy such obligations).

(b)

Any costs and expenses incurred by the Murabahah Facility Agent in relation to the Deal Site shall be for the account of the Company. If applicable, each Obligor consents to the use of its logo on the Deal Site.

(c)

The Murabahah Facility Agent shall, at its discretion or upon request of the relevant Party, disclose the website (or other electronic) address of and any relevant password specifications for the Deal Site (“Access Information”) to one or more officers, directors, employees or other representatives (“Representatives”) of each Party that the Murabahah Facility Agent has elected to deliver information to or receive information from through the Deal Site.

(d)	Each Party using the Deal Site agrees to:

(i)	keep all Access Information confidential and not to disclose it to anyone, other than such of its Representatives as it has requested the Murabahah Facility Agent to provide Access Information to; and

(ii)

ensure that all persons to whom they give access can properly receive the information available on the Deal Site, including (in the case of a Financier) under clause 19.12 (Disclosure of Information) of the Common Terms Agreement.

(e)

If the Deal Site is not available for any reason, promptly following this being brought to its attention, the Murabahah Facility Agent shall provide communications to the affected Parties by another means as contemplated by this Clause 24.4. A Party will notify the Murabahah Facility Agent promptly if it is (despite being in receipt of the relevant Access Information) unable to access or use the Deal Site or if it becomes aware that the Deal Site is or has been infected by an electronic virus or similar software.

(f)

Each of the Parties agrees that: (i) the Murabahah Facility Agent shall not be liable for any cost, loss or liability incurred by any Party as a result of its access or use of the Deal Site or its inability to access or use the Deal Site; and (ii) the Murabahah Facility Agent is under no obligation to monitor access to or the availability of the Deal Site.

The Murabahah Facility Agent may terminate a Deal Site at any time. If such termination occurs whilst amounts remain outstanding under the Facilities the Murabahah Facility Agent shall (unless such termination arises as a result of technical failure of the Deal Site (including as a result of infection by an electronic virus or similar software) or as a result of a concern as to the security and confidentiality of the Deal Site), if reasonably practicable, give not less than three (3) days’ prior notice to each affected Party of such termination.

25.	COUNTERPARTS

Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

SECTION 11

GOVERNING LAW AND ENFORCEMENT

26.	GOVERNING LAW

This Agreement is governed by, and shall be construed in accordance with, the laws of Malaysia.

27.	COMPLIANCE WITH SHARIAH

By signing this Agreement, the Obligors confirm that each of them is satisfied to the extent that it requires to be satisfied that such transaction is Shariah compliant. The Obligors confirm that none of them have any objections nor will raise any objections, as to matters of Shariah compliance in respect of or otherwise in relation to any of the provisions of the Finance Documents, or challenge the validity of any of the foregoing on the grounds that such terms or such transactions are not, or may not be, in accordance with Shariah principles or standards.

28.	ENFORCEMENT

28.1	Arbitration

(a)

Any dispute, controversy or claim arising in any way out of or in connection with this Agreement (including: (1) any contractual rights, obligations or liabilities; and (2) any issue as to the existence, validity or termination of any Finance Document) shall be referred to and finally resolved by arbitration administered by the Singapore International Arbitration Centre (SIAC) in accordance with its Arbitration Rules for the time being in force (“SIAC Rules”), which rules are deemed to be incorporated by reference in this Clause 28.

(b)

The arbitral tribunal shall consist of three arbitrators. The Company shall nominate one arbitrator and the Financiers shall nominate one arbitrator. The two arbitrators thus appointed shall nominate the third arbitrator who shall be the residing arbitrator. If within ten (10) Business Days of a request from the other party to do so a party fails to nominate an arbitrator or if the two arbitrators fail to nominate the third arbitrator within ten (10) Business Days after the appointment of the second arbitrator, the appointment shall be made, upon request of a party, by the Chairman of the Singapore International Arbitration Centre in accordance with the SIAC Rules.

(c)	The seat of the arbitration shall be Singapore, the procedural law of arbitration shall be Singapore law and the language of the arbitration proceedings shall be English.

(d)	This Clause 28.1 shall be governed by Malaysian law.

28.2	Financial Services and Markets Act 2022

With respect to the provisions set out in this Agreement, the Parties agree that, despite any other provision of this Agreement or any other agreement, arrangement or understanding between the parties, where applicable, the Parties will be bound by section 92 of the Financial Services and Markets Act 2022 of Singapore (“FSM 2022”) and by any suspension of a “termination right” in this Agreement imposed by the Monetary Authority of Singapore under section 93 of the FSM 2022.

28.3	Judgment Interest

(a)

The Parties recognise that the receipt and payment of interest is not permitted under Shariah and accordingly agree that if any claims for amounts due under any Finance Document are made in a court of law or by arbitration and that court, by applying the laws and regulations of its legal system, imposes an obligation to pay interest on the amounts being claimed, the Parties hereby irrevocably and unconditionally expressly waive and reject any entitlement to recover such interest.

(b)

For the avoidance of doubt, nothing in this Clause 28.3 shall be construed as a waiver of rights in respect of any Profit Portion or profit of any kind howsoever described payable by an Obligor pursuant to any Finance Document, howsoever such amounts may be described or re-characterised by any court or arbitral tribunal.

28.4	Service of process

Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in Singapore):

(a)

irrevocably appoints DayOne Data Centers Singapore Pte.Ltd. whose office address for service is 5 Temasek Boulevard, #10-06 Suntec Tower 5, Singapore 038985 (Attention: [***]) as its agent for service of process in relation to any proceedings before an arbitral tribunal in connection with any Finance Document; and

(b)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

Each Obligor expressly agrees and consents to the provisions of this Clause 28.4.

28.5	Waiver of immunities

To the extent that:

(a)

an Obligor may in any jurisdiction claim for itself or its assets (irrespective of their use or intended use) immunity on the grounds of sovereignty or other similar grounds from suit, arbitration proceeding, jurisdiction of any court, relief by way of injunction or order for specific performance or recovery of property, execution or enforcement, attachment (whether in aid of execution, before judgment or otherwise) or other legal process; and

(b)

in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claimed), that Obligor agrees not to claim and waives (in each case, irrevocably and unconditionally) such immunity to the fullest extent permitted by applicable law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

THE ORIGINAL PARTIES

PART I

THE ORIGINAL OBLIGORS

Name of Original Customer	Registration Number (or equivalent, if any)	Jurisdiction of Incorporation
WG Data Hub Sdn. Bhd.	202301048472 (1542386-H)	Malaysia

DayOne Data Centers Malaysia I Sdn. Bhd.	202101022855 (1423155-H)	Malaysia

DayOne Data Centers Malaysia II Sdn. Bhd.	202201045437 (1491134-T)	Malaysia

DayOne Data Centers Malaysia III Sdn. Bhd.	202201045776 (1491473-T)	Malaysia

Name of Original Guarantor	Registration Number (or equivalent, if any)	Jurisdiction of Incorporation
WG Data Hub Sdn. Bhd.	202301048472 (1542386-H)	Malaysia

DayOne Data Centers Malaysia I Sdn. Bhd.	202101022855 (1423155-H)	Malaysia

DayOne Data Centers Malaysia II Sdn. Bhd.	202201045437(1491134-T)	Malaysia

DayOne Data Centers Malaysia III Sdn. Bhd.	202201045776 (1491473-T)	Malaysia

PART II

THE ORIGINAL MURABAHAH FINANCIERS

Name of Original Murabahah Financiers	Commitments (RM) – Initial Murabahah Facility
	Commitments as at the Original Agreement Date (RM)	Commitments as at the signing of the Amendment and Restatement Deed (CTA) (RM)
[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

Name of Original Murabahah Financier	Commitments (RM) – Upsize Murabahah Facility
[***]	[***]
[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

PART III

THE ORIGINAL HEDGE COUNTERPARTIES

Name of Original Hedge Counterparty

Malayan Banking Berhad

Standard Chartered Bank Malaysia Berhad

United Overseas Bank (Malaysia) Bhd

OCBC Bank (Malaysia) Berhad

CIMB Bank Berhad

SCHEDULE 2

COMMODITY MURABAHAH TRANSACTION

(A)

The Obligors’ Agent (for and on behalf of the Customer(s)) shall, no later than the Specified Time, issue a duly completed Purchase Requisition to the Murabahah Facility Agent (acting on behalf of the Financiers) for the purposes of purchasing Commodities from the Murabahah Facility Agent at a price equivalent to the Financiers’ Sale Price, upon the Murabahah Facility Agent having purchased the Commodities from the Commodity Broker.

(B)

Subject to the mutual agreement of the Murabahah Facility Agent and the Obligors’ Agent (for and on behalf of the Customer(s)), the Obligors’ Agent will execute and deliver to the Murabahah Facility Agent (in its capacity as the Sale Agent) a Letter of Agency whereby the Murabahah Facility Agent will be appointed as the wakeel (agent) of the Customer(s):

(1)	to enter into the Commodity Sale Agreement and to do all things necessary to complete the purchase of the Commodities described in the Purchase Requisition; and

(2)	following such purchase, to on-sell such Commodities to any Eligible Commodity Broker at a price equivalent to the Financiers’ Purchase Price,

in each case, for and on behalf of the Customer(s).

(C)

Upon the Murabahah Facility Agent having received the Purchase Requisition from the Obligors’ Agent and subject to the relevant conditions as to utilisation set out in Clause 4 (Conditions of Utilisation) and Clause 5.1 (Delivery of a Utilisation Request and Commodity Murabahah Transaction Documents) being met, the Murabahah Facility Agent will, within thirty (30) days from the date of receipt of the Purchase Requisition, purchase the Commodities specified in the Purchase Requisition from a Commodity Broker at the Financiers’ Purchase Price. If the Murabahah Facility Agent fails to purchase the Commodities within the aforesaid thirty (30) days, all monies will be immediately refunded.

(D)

The Commodity Broker will deliver the Commodities and all relevant documents (including a delivery order and/or the certificate of ownership) as evidence of the transfer of ownership of the Commodities to the Murabahah Facility Agent.

(E)

Pursuant to the Letter of Agency, immediately upon completion of the purchase of the Commodities, the Murabahah Facility Agent (acting on behalf of the Financiers) and the Sale Agent (for and on behalf of the Customers) will enter into the Commodity Sale Agreement pursuant to which the Murabahah Facility Agent will sell the Commodities to the Customer(s) and the Customer(s) will purchase the Commodities from the Murabahah Facility Agent at the Financiers’ Sale Price in accordance with the Shariah principle of Murabahah. The Financiers’ Sale Price shall be payable by the Customer(s) on an agreed deferred payment basis in the manner set out in this Agreement. Upon completion of the sale of the Commodities, the ownership and risk of the Commodities will pass from the Murabahah Facility Agent (acting on behalf of the Financiers) to the Customer(s) in accordance with the Commodity Sale Agreement. The Commodities shall not be sold, used or dealt with by the Customers until and unless the Customers have acquired the title and ownership of the Commodities from the Murabahah Facility Agent.

(F)

Following completion of the transaction described in paragraph (E) above, the Obligors’ Agent (for and on behalf of the Customer(s)) or, where applicable, pursuant to the Letter of Agency, the Sale Agent, will sell the relevant Commodities to an Eligible Commodity Broker at an amount equal to the Financiers’ Purchase Price.

SCHEDULE 3

FORM OF PURCHASE REQUISITION

[To be adopted on the letterhead of the [Obligors’ Agent]/[Company]]

From:	Obligors’ Agent

To:	MAYBANK INVESTMENT BANK BERHAD

Date:

WG DATA HUB SDN. BHD. (Registration No. 202301048472 (1542386-H)) –

Murabahah Facility Agreement

dated [●] (the “Murabahah Facility Agreement”)

We refer to the Murabahah Facility Agreement. This is a Purchase Requisition issued pursuant to paragraph (A) of Schedule 2 (Commodity Murabahah Transaction) to the Murabahah Facility Agreement. Terms defined in the Murabahah Facility Agreement shall have the same meaning in this Purchase Requisition.

In accordance with paragraph (C) of Schedule 2 (Commodity Murabahah Transaction) to the Murabahah Facility Agreement, we (for and on behalf of the Customers) hereby request to purchase the Commodities described below from you at the Financiers’ Sale Price, upon you having purchased the Commodities from a Commodity Broker at the Financiers’ Purchase Price and on the following terms:

Commodity: [ ]

Financiers’ Purchase Price: [ ]

Financiers’ Sale Price: [ ]

Proposed Transaction Date: [ ]

We hereby confirm and acknowledge that

(a)	we are duly authorised by each of the Customers to issue this Purchase Requisition; and

(b)	this Purchase Requisition is irrevocable and binding on us and our successors-in-title.

This Purchase Requisition is governed by, and shall be construed in accordance with, the laws of Malaysia.

For and on behalf of

[Obligors’ Agent]/[Company]

(Authorised signatory)

Name:

Date:

SCHEDULE 4

FORM OF COMMODITY SALE AGREEMENT

THIS COMMODITY SALE AGREEMENT is dated [●] and made between:

(1)	[Sale Agent] as agent of the Customers (the “Sale Agent”); and

(2)	MAYBANK INVESTMENT BANK BERHAD as agent of the Finance Parties (other than itself) (the “Murabahah Facility Agent”),

(collectively, the “Parties”).

WHEREAS:

(A)

The Customers have entered into a Murabahah Facility Agreement dated [●] (the “Murabahah Facility Agreement”) with, inter alia, the Financiers and the Murabahah Facility Agent pursuant to which the Financiers (as defined in the Murabahah Facility Agreement) have made available the Facilities (as described in the Murabahah Facility Agreement) to the Customers on the terms and subject to the conditions of the Murabahah Facility Agreement.

(B)	Pursuant to a letter of agency dated [●], the Sale Agent has been appointed by the Customers to act as its agent to enter into this Commodity Sale Agreement.

(C)

The Sale Agent and the Murabahah Facility Agent are entering into this Agreement in connection with, and for the purposes of, the Commodity Murabahah Transaction to be undertaken in connection with the utilisation of [the Murabahah Facility / the Accordion Facility / the Facilities] in accordance with the Murabahah Facility Agreement.

IT IS HEREBY AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

(a)	Terms defined in the Murabahah Facility Agreement shall have the same meaning in this Commodity Sale Agreement.

(b)

The provisions of Clauses 1.2 (Construction) of the Murabahah Facility Agreement apply to this Commodity Sale Agreement as though they were set out in full in this Commodity Sale Agreement except that references to “this Agreement” in the Murabahah Facility Agreement are to be construed as references to this Commodity Sale Agreement.

2.	AGREEMENT TO SELL

Pursuant to a Purchase Requisition dated [●] issued by the Obligors’ Agent to the Murabahah Facility Agent on or around the date of this Commodity Sale Agreement, the Murabahah Facility Agent hereby sells and the Sale Agent (for and on behalf of the Customers) hereby purchases the Commodities (the description of which is as per the attachment to this Commodity Sale Agreement) on the following terms:

(a) Financiers’ Sale Price	: [ ]

(b) Financiers’ Purchase Price	: [ ]

(c) Profit Margin	: 15%

(d) Transaction Date	: [ ]

3.	PAYMENT OF FINANCIERS’ SALE PRICE

The Customer(s) shall pay the Financiers’ Sale Price in the amount and in the manner specified in the Murabahah Facility Agreement.

4.	TRANSFER OF OWNERSHIP

4.1	Upon execution of this Commodity Sale Agreement, the beneficial ownership of, and all liabilities relating to, the Commodities shall vest in the Customers.

4.2	The transfer of beneficial ownership of, and all liabilities relating to, the Commodities to the Customers shall be evidenced by such documents as are deemed relevant by the Murabahah Facility Agent.

5.	TERMS AND CONDITIONS

5.1

The purchase of the Commodities is on an “as is where is” basis and no Customer shall have any remedy against the Murabahah Facility Agent in respect of the quality, condition, value or other feature of the Commodities, except to the extent the Commodities delivered do not correspond with the description of the Commodities set out in this Commodity Sale Agreement.

5.2	The Sale Agent hereby undertakes on behalf of the Customers:

(a)

to maintain all rights of recourse, remedy or any other action which the Customers may have against the manufacturer and/or supplier of the commodities / assets in respect of any warranties, maintenance, make, quality, description, fitness for purpose or suitability or of the commodities / assets;

(b)	all rights retained by the Customers as prescribed under paragraph (a) above shall not be terminated, waived or surrendered whether by conduct or omission; and

(c)

if the Customers fail to comply with this Clause 5.2, the Customers shall fully indemnify the Finance Parties against any cost, damages, losses or liabilities incurred or suffered by that Finance Party as a result of the Customers’ non-compliance with any provisions stipulated under this Commodity Sale Agreement and/or the Finance Documents.

5.3

Each Party acknowledges that the Commodities shall be capable of physical delivery. All costs associated with the physical delivery of the Commodities, including all delivery costs, storage costs and insurance / Takaful, shall be borne by the Customers. The physical delivery of the Commodities, if any, shall be undertaken by the Murabahah Facility Agent in the manner and at such time as may be determined by the Murabahah Facility Agent at its discretion.

6.	GOVERNING LAW

This Commodity Sale Agreement is governed by, and shall be construed in accordance with, the laws of Malaysia.

IN WITNESS WHEREOF this Commodity Sale Agreement has been executed by the Parties hereto.

THE SALE AGENT

for and on behalf of the Customer(s)

Authorised Signatory

Name:

THE MURABAHAH FACILITY AGENT

Authorised signatory

Name:

****************

[to attach the description of the Commodities subject to this Commodity Sale Agreement]

SCHEDULE 5

FORM OF LETTER OF AGENCY

[To be adopted under the letterhead of the [Obligors’ Agent]/[Company]]

From:	WG DATA HUB SDN. BHD. (Registration No. 202301048472 (1542386-H)) / Obligors’ Agent

To:	MAYBANK INVESTMENT BANK BERHAD

Date:

WG DATA HUB SDN. BHD. (Registration No. 202301048472 (1542386-H)) –

Murabahah Facility Agreement

dated [●] (the “Murabahah Facility Agreement”)

1.	We refer to:

(a)	the Murabahah Facility Agreement;

(b)	the Purchase Requisition dated on [•]/[or about the date of this Letter of Agency]; and

(c)

the commodity sale agreement to be dated on or about the date of this Letter of Agency and to be entered into between the Sale Agent (as agent for and on behalf of the Customer(s)) as purchaser and the Murabahah Facility Agent (on behalf of the Financiers) as seller (the “Commodity Sale Agreement”).

Terms defined in the Murabahah Facility Agreement shall have the same meaning in this Letter of Agency.

2.	We irrevocably and unconditionally appoint [insert name of Murabahah Facility Agent] as the agent (the “Sale Agent”) of the Customer(s) (based on the principle of Wakalah):

(a)	to enter into the Commodity Sale Agreement and to do all things necessary to complete the purchase of the Commodities described in the Commodities Sale Agreement at the Financiers’ Sale Price; and

(b)	following such purchase, to on-sell such Commodities to any Eligible Commodity Broker for an amount equal to the Financiers’ Purchase Price,

in each case, for and on behalf of the Customer(s).

3.

We irrevocably confirm and acknowledge that each of the Customer(s) shall be bound by the Commodity Sale Agreement and any contract entered into by the Sale Agent with an Eligible Commodity Broker for the sale of the Commodities on the Customers’ behalf.

4.	By accepting this appointment, the Sale Agent agrees to:

(a)	enter into the Commodity Sale Agreement and complete the purchase of the Commodities described in the Commodity Sale Agreement as agent of the Customer(s);

(b)	take possession (physical or constructive) of the Commodities;

(c)	on-sell such Commodities to the relevant Eligible Commodity Broker for an amount in [RM] which is equal to the Financiers’ Purchase Price for such Commodities, on a “same day value” basis;

(d)

use its best endeavours to obtain payment of the relevant on-sale proceeds from the Eligible Commodity Broker by the applicable Transaction Date [without set off or withholding], provided that the Sale Agent shall not be liable for any failure by such Eligible Commodity Broker to pay any on-sale proceeds to the Sale Agent; and

(e)

disburse the proceeds of such sale into such account(s) designated from time to time by the Murabahah Facility Agent (acting on the instructions of the Financiers) for the purpose of the Facilities and in accordance with the relevant Utilisation Request; and

(f)	deliver possession of and title in and to the Commodities to any purchaser of the relevant Commodities.

5.	The Sale Agent shall:

(a)

be authorised to sign and execute all documents and do all acts and observe and perform all obligations required to be done in connection with the appointment as agent, or imposed under any agreement of sale of the Commodities to any Eligible Commodity Broker or third party;

(b)	be authorised to delegate its rights and duties as an agent herein to any third party to do all acts necessary for the completion of the required transactions; and

(c)	be required to do all the administrative duties regarding the holding and the selling of the Commodities.

6.	Each Customer shall jointly and severally promptly indemnify the Sale Agent against all cost, loss or liability (including legal fees) relating to or arising out of or in connection with:

(a)	the Sale Agent acting as agent of the Customer(s) in accordance with this Letter of Agency; and

(b)	the preservation or enforcement, or the attempted preservation or enforcement, of any of the Sale Agent’s rights under the Finance Documents,

except to the extent that any such cost, loss or liability arise solely as a result of the gross negligence or wilful misconduct of the Sale Agent.

7.	The Customer(s) agree that, in the event any Commitment under a Facility is cancelled in accordance with the Murabahah Facility Agreement:

(a)

the [relevant] Financier(s) shall, in respect of the Commodity Murabahah Transaction to which such Facility relates, grant to the Customer Ibra’ (rebate) on the Profit Portion to the Commitment cancelled; and

(b)	the Sale Agent shall be released from all the obligations of the Sale Agent which correspond to the portion of the proceeds.

8.	The appointment of the Sale Agent as an agent of the Customer(s) shall automatically terminate upon the completion of the on-sale of the relevant Commodities, or if:

(a)	the Commitments under the relevant Facility granted to the Customer(s) are cancelled prior to the Sale Agent carrying out any of the acts contemplated in this Letter of Agency; or

(b)	the Customer(s) exercises their option to terminate the agency on the grounds of gross negligence, wilful misconduct or breach of specified terms of the agency by the Sale Agent.

9.	This Letter of Agency is governed by, and shall be construed in accordance with, the laws of Malaysia.

Please sign and return to us this Letter of Agency as your confirmation of and agreement to the terms set out herein.

Yours faithfully,

for and on behalf of

[Obligors’ Agent]/[Company]

Authorised signatory
Name:
Designation:

Acknowledged and confirmed by for and on behalf of [●]

Authorised signatory

SCHEDULE 6

FORM OF ACCESSION LETTER

To:	MAYBANK INVESTMENT BANK BERHAD as Murabahah Facility Agent

From:	[Subsidiary] and [Company]

Dated:

WG DATA HUB SDN. BHD. (Registration No. 202301048472 (1542386-H)) –

Murabahah Facility Agreement

dated [●] (the “Murabahah Facility Agreement”)

1.

We refer to the Murabahah Facility Agreement. This is an Accession Letter. Terms defined in the Murabahah Facility Agreement have the same meaning in this Accession Letter unless given a different meaning in this Accession Letter.

2.

[Subsidiary] agrees to become an Additional [Customer and an Additional Guarantor]/[Guarantor] and to be bound by the terms of the Murabahah Facility Agreement as an Additional [Customer and an Additional Guarantor]/[Guarantor] pursuant to [Clause 15.2 (Additional Customers)]/[Clause 15.3 (Additional Guarantors)] of the Murabahah Facility Agreement. [Subsidiary] is a company duly incorporated under the laws of [name of relevant jurisdiction].

3.	[The Company confirms that no Default is continuing or would occur as a result of [Subsidiary] becoming an Additional Customer.]

4.	[Subsidiary’s] administrative details are as follows:

Address:

Fax No:

Attention:

5.	This Accession Letter is governed by, and shall be construed in accordance with, the laws of Malaysia.

[Company]	[Subsidiary]

SCHEDULE 7

TIMETABLES

Murabahah Facility Agent determines (in relation to a Utilisation) the amount of the Disbursement, if required under Clause 5.2 (Financiers’ participation) and notifies the Financiers of the Disbursement in accordance with Clause 5.2 (Financiers’ participation)

Delivery of a duly completed Purchase Requisition and issuance of a Letter of Agency (paragraph (A) of Schedule 2 (Commodity Murabahah Transaction))

Murabahah Facility Agent provides a copy of Purchase Requisition to each Financier and notifies each Financier of its required participation in the Commodity Murabahah Transaction.

Execution of Commodity Sale Agreement by the Murabahah Facility Agent (on behalf of the Financiers) and the Sale Agent (on behalf of the Customer(s)) (paragraph (E) of Schedule 2 (Commodity Murabahah Transaction))

KLIBOR

Time

11:00 am (Kuala Lumpur time) 2 Business Days prior to proposed Utilisation Date

11:00 am (Kuala Lumpur time) 5 Business Days prior to proposed Utilisation Date

11:00 am (Kuala Lumpur time) 5 Business Days prior to proposed Utilisation Date

11:00 am (Kuala Lumpur time) 5 Business Days prior to proposed Utilisation Date

Quotation Day as at 11:00 a.m.

(Kuala Lumpur time)

EXECUTION OF THIS AGREEMENT

[Intentionally left blank]

SCHEDULE 2

THE ORIGINAL PARTIES

PART I

THE ORIGINAL CUSTOMERS

Name of Original Customer	Registration Number (or equivalent, if any)	Jurisdiction of Incorporation

WG Data Hub Sdn. Bhd.	202301048472 (1542386-H)	Malaysia

DayOne Data Centers Malaysia I Sdn. Bhd.	202101022855 (1423155-H)	Malaysia

DayOne Data Centers Malaysia II Sdn. Bhd.	202201045437(1491134-T)	Malaysia

DayOne Data Centers Malaysia III Sdn. Bhd.	202201045776 (1491473-T)	Malaysia

PART II

THE ORIGINAL GUARANTORS

Name of Original Guarantor	Registration Number (or equivalent, if any)	Jurisdiction of Incorporation

WG Data Hub Sdn. Bhd.	202301048472 (1542386-H)	Malaysia

DayOne Data Centers Malaysia I Sdn. Bhd.	202101022855 (1423155-H)	Malaysia

DayOne Data Centers Malaysia II Sdn. Bhd.	202201045437(1491134-T)	Malaysia

DayOne Data Centers Malaysia III Sdn. Bhd.	202201045776 (1491473-T)	Malaysia

Execution Pages

SCHEDULE 3

THE ORIGINAL MURABAHAH FINANCIERS – UPSIZE MURABAHAH FACILITY

Name of Original Murabahah Financiers

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Execution Pages

EXECUTION

AN ORIGINAL CUSTOMER

Executed and delivered as a deed by	)

WG DATA HUB SDN. BHD.	)

(Registration Number 202301048472 (1542386-H)))

Director		Director / Authorised Signatory
Name:		Name:
NRIC No.:		NRIC No.:

Address:	5 Temasek Boulevard, #10-06 Suntec Tower 5, Singapore 038985

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL CUSTOMER

The Common Seal of	)

DAYONE DATA CENTERS	)

MALAYSIA I SDN. BHD.	)

(Registration Number 202101022855 (1423155-H)))

was hereunto affixed in the presence of :	)

Director		Director / Secretary

Address:	5 Temasek Boulevard, #10-06 Suntec Tower 5, Singapore 038985

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL CUSTOMER

The Common Seal of	)

DAYONE DATA CENTERS	)

MALAYSIA II SDN. BHD.	)

(Registration Number 202201045437(1491134-T)))

was hereunto affixed in the presence of	)

Director		Director / Secretary

Address:	5 Temasek Boulevard, #10-06 Suntec Tower 5, Singapore 038985

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL CUSTOMER

The Common Seal of	)

DAYONE DATA CENTERS	)

MALAYSIA III SDN. BHD.	)

(Registration Number 202201045776 (1491473-T)))

was hereunto affixed in the presence of	)

Director		Director / Secretary

Address:	5 Temasek Boulevard, #10-06 Suntec Tower 5, Singapore 038985

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL GUARANTOR

Executed and delivered as a deed by	)

WG DATA HUB SDN. BHD.	)

(Registration Number 202301048472 (1542386-H)))

Director		Director / Authorised Signatory
Name:		Name:
NRIC No.:		NRIC No.:

Address:	5 Temasek Boulevard, #10-06 Suntec Tower 5, Singapore 038985

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL GUARANTOR

The Common Seal of	)

DAYONE DATA CENTERS	)

MALAYSIA I SDN. BHD.	)

(Registration Number 202101022855 (1423155-H)))

was hereunto affixed in the presence of :	)

Director		Director / Secretary

Address:	5 Temasek Boulevard, #10-06 Suntec Tower 5, Singapore 038985

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL GUARANTOR

The Common Seal of	)

DAYONE DATA CENTERS	)

MALAYSIA II SDN. BHD.	)

(Registration Number 202201045437(1491134-T)))

was hereunto affixed in the presence of	)

Director		Director / Secretary

Address:	5 Temasek Boulevard, #10-06 Suntec Tower 5, Singapore 038985

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL GUARANTOR

The Common Seal of	)

DAYONE DATA CENTERS	)

MALAYSIA III SDN. BHD.	)

(Registration Number 202201045776 (1491473-T)))

was hereunto affixed in the presence of	)

Director		Director / Secretary

Address:	5 Temasek Boulevard, #10-06 Suntec Tower 5, Singapore 038985

Email:	[***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGERS AND BOOKRUNNERS

Signed for and on behalf of	)

MAYBANK INVESTMENT BANK BERHAD	)

(Registration Number 197301002412)

(0015938-H)))

by	)

Address: 67th Floor, Menara Merdeka Maybank, Presint 118, 50118, Kuala Lumpur, Malaysia Email: [***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGERS AND BOOKRUNNERS

Signed for and on behalf of	)

STANDARD CHARTERED BANK	)

(SINGAPORE) LIMITED	)

(Registration Number 201224747C))

by	)

Address:	8, Marina Boulevard Marina Bay Financial Centre Tower 1, Level 19,

Singapore 018981

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGER

Signed for and on behalf of	)

UNITED OVERSEAS BANK LIMITED	)

(Registration Number 193500026Z))

by	)

)

)

)

)

Address:	80 Raffles Place #03-01 UOB Plaza 1 Singapore 048624

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGER

Signed for and on behalf of	)

UNITED OVERSEAS BANK	)

(MALAYSIA) BHD	)

(Registration Number 199301017069 (271809-K)))

by	)

Address:	Level 25, UOB Plaza 1 KL, 7 Jalan Raja Laut, 50350 Kuala Lumpur, Malaysia

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGER

Signed for and on behalf of	)

OVERSEA-CHINESE BANKING	)

CORPORATION LIMITED	)

(Registration Number 193200032W))

by	)

Address:	65 Chulia Street #10-00 OCBC Centre Singapore 049513

Fax No.:	[***]

Telephone:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGER

Signed for and on behalf of	)

OCBC AL-AMIN BANK BERHAD	)

(Registration Number 200801017151 (818444-T)))

by	)

Address:	13th Floor, Menara OCBC, 18 Jalan Tun Perak, 50050 Kuala Lumpur, Malaysia

Email:	[***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGER

Signed for and on behalf of	)

CIMB INVESTMENT BANK BERHAD	)

(Registration Number 197401001266 (18417-M)))

by	)

Address:	17th Floor Menara CIMB, No.1 Jalan Stesen Sentral 2, Kuala Lumpur Sentral, 50470 Kuala Lumpur

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGER

Signed for and on behalf of	)

CIMB BANK BERHAD,	)

SINGAPORE BRANCH	)

(Registration Number S99FC5759D))

by	)

Address:	30 Raffles Place #04-01, Singapore 048622

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

MAYBANK INVESTMENT BANK BERHAD	)

(Registration Number 197301002412)

(0015938-H)))

by	)

Address:	67th Floor, Menara Merdeka Maybank, Presint 118, 50118, Kuala Lumpur, Malaysia

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

STANDARD CHARTERED BANK	)

(SINGAPORE) LIMITED	)

(Registration Number 201224747C))

by	)

Address:	8, Marina Boulevard Marina Bay Financial Centre Tower 1, Level 19, Singapore 018981

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

UNITED OVERSEAS BANK LIMITED	)

(Registration Number 193500026Z))

by	)

)

)

)

)

Address:	80 Raffles Place #03-01 UOB Plaza 1 Singapore 048624

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

UNITED OVERSEAS BANK	)

(MALAYSIA) BHD	)

(Registration Number 199301017069 (271809-K)))

by	)

Address:	Level 25, UOB Plaza 1 KL, 7 Jalan Raja Laut, 50350 Kuala Lumpur, Malaysia

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

OVERSEA-CHINESE BANKING	)

CORPORATION LIMITED	)

(Registration Number 193200032W))

by	)

Address:	65 Chulia Street #10-00 OCBC Centre Singapore 049513

Fax No.:	[***]

Telephone:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

OCBC AL-AMIN BANK BERHAD	)

(Registration Number 200801017151 (818444-T)))

by	)

Address:	13th Floor, Menara OCBC, 18 Jalan Tun Perak, 50050 Kuala Lumpur, Malaysia

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

CIMB INVESTMENT BANK BERHAD	)

(Registration Number 197401001266 (18417-M)))

by	)

Address:	17th Floor Menara CIMB, No.1 Jalan Stesen Sentral 2, Kuala Lumpur Sentral, 50470 Kuala Lumpur

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

CIMB BANK BERHAD,	)

SINGAPORE BRANCH	)

(Registration Number S99FC5759D))

by	)

Address:	30 Raffles Place #04-01, Singapore 048622

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE GREEN FINANCING COORDINATOR

Signed for and on behalf of	)

MAYBANK INVESTMENT BANK BERHAD	)

(Registration Number 197301002412)

(0015938-H)))

by	)

Address:	67th Floor, Menara Merdeka Maybank, Presint 118, 50118, Kuala Lumpur, Malaysia

Email:	[***]

Attention:	[***]

Execution Pages

THE GREEN FINANCING COORDINATOR

Signed for and on behalf of	)

STANDARD CHARTERED BANK	)

(SINGAPORE) LIMITED	)

(Registration Number 201224747C))

by	)

Address:	8, Marina Boulevard Marina Bay Financial Centre Tower 1, Level 19, Singapore 018981

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE GREEN FINANCING COORDINATOR

Signed for and on behalf of	)

UNITED OVERSEAS BANK LIMITED	)

(Registration Number 193500026Z))

by	)

Address:	1 Raffles Place #23-61 One Raffles Place Tower 2 Singapore 048616

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE GREEN FINANCING COORDINATOR

Signed for and on behalf of	)

UNITED OVERSEAS BANK	)

(MALAYSIA) BHD	)

(Registration Number 199301017069 (271809-K)))

by	)

Address:	Level 25, UOB Plaza 1 KL, 7 Jalan Raja Laut, 50350 Kuala Lumpur, Malaysia

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE GREEN FINANCING COORDINATOR

Signed for and on behalf of	)

OVERSEA-CHINESE BANKING	)

CORPORATION LIMITED	)

(Registration Number 193200032W))

by	)

Address:	65 Chulia Street #10-00 OCBC Centre Singapore 049513

Fax No.:	[***]

Telephone:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE GREEN FINANCING COORDINATOR

Signed for and on behalf of	)

OCBC AL-AMIN BANK BERHAD	)

(Registration Number 200801017151 (818444-T)))

by	)

Address:	13th Floor, Menara OCBC, 18 Jalan Tun Perak, 50050 Kuala Lumpur, Malaysia

Email:	[***]

Attention:	[***]

Execution Pages

THE GREEN FINANCING COORDINATOR

Signed for and on behalf of	)

CIMB INVESTMENT BANK BERHAD	)

(Registration Number 197401001266 (18417-M)))

by	)

Address:	17th Floor Menara CIMB, No.1 Jalan Stesen Sentral 2, Kuala Lumpur Sentral, 50470 Kuala Lumpur

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE GREEN FINANCING COORDINATOR

Signed for and on behalf of	)

CIMB BANK BERHAD,	)

SINGAPORE BRANCH	)

(Registration Number S99FC5759D))

by	)

Address:	30 Raffles Place #04-01, Singapore 048622

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:

Fax No.:

Email:

Attention:

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE MURABAHAH FACILITY AGENT

Signed for and on behalf of	)

MAYBANK INVESTMENT BANK BERHAD	)

(Registration Number 197301002412)

(0015938-H)))

by	)

Address:	67th Floor, Menara Merdeka Maybank, Presint 118, 50118, Kuala Lumpur, Malaysia

Email:	[***]

Attention:	[***]

Execution Pages